                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
                          LIMITED PARTNERSHIP INTERESTS
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     2)   Aggregate number of securities to which transaction applies:
                                     12,743
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ESTIMATED VALUE OF ASSETS TO BE SOLD IS BASED UPON THE DISCOUNTED PRESENT VALUE OF THE FILM RIGHTS OF $945,000.

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction: $945,000
          ----------------------------------------------------------------------

     5)   Total fee paid: $189.00

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                PRELIMINARY COPY

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             9697 E. MINERAL AVENUE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 792-3111

                     NOTICE OF VOTE OF THE LIMITED PARTNERS
                     OF JONES PROGRAMMING PARTNERS 1-A, LTD.

To the Limited Partners of Jones Programming Partners 1-A, Ltd.:

     As your general partner, Jones Entertainment Group, Ltd. (the "General Partner") believes that it is time to sell all the assets and to dissolve and liquidate your partnership, Jones Programming Partners 1-A, Ltd. (the "Partnership"). A special vote of the limited partners of your Partnership is being conducted through the mails by the General Partner on behalf of the Partnership for the purpose of obtaining limited partner approval for the sale to an unaffiliated and as yet unidentified, third party or parties, of the assets of the Partnership consisting of various rights to original programming entitled "The Story Lady," "The Little Kidnappers" and "Curacao" (collectively, the "Film Rights"), followed by the dissolution and liquidation of the Partnership.

     If the limited partners approve the proposed sale of the Film Rights and if the Film Rights are sold, the net sale proceeds, if any, will be distributed by the Partnership to the limited partners. Thereafter, your Partnership will be liquidated. No date for the sale of the Film Rights or the liquidation of the Partnership has been determined. If the Partnership is not successful in selling all of the Film Rights by the end of 2002, the General Partner may proceed to liquidate and dissolve the Partnership and to dispose of any remaining Film Rights, such as by donation or abandonment.

     The sale of the Film Rights and the dissolution and liquidation of your Partnership (the "Proposal"), and a vote in favor of the Proposal will constitute a vote in favor of each of these matters. Only limited partners of record at the close of business on July 26, 2001 may participate in this vote. It is important that all limited partners participate.

     The Proposal will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on the Proposal. Abstentions and non-votes will be treated as votes against the Proposal. A properly executed proxy card returned to the General Partner on which a limited partner does not mark a vote will be counted as a vote in favor of the Proposal. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sale of the Film Rights, if the holders of a majority of the limited partnership interests approve the Proposal, all limited partners will receive a distribution of the net sale proceeds, if any, in accordance with the procedures proscribed by the limited partnership agreement regardless of how or whether they vote on the Proposal.

     Also included in this package is the most recent financial and other information prepared regarding your Partnership.

     Jones Entertainment Group, Ltd., as General Partner of your Partnership, urges you to sign and return the enclosed proxy card as promptly as possible in the enclosed envelope.


                                        JONES ENTERTAINMENT GROUP, LTD.
                                        General Partner


                                        -------------------------------------
                                        Lorri Ellis
                                           Secretary

August 1, 2001

                                PRELIMINARY COPY

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             9697 E. MINERAL AVENUE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 792-3111

                                 PROXY STATEMENT

                          VOTE OF THE LIMITED PARTNERS
                     OF JONES PROGRAMMING PARTNERS 1-A, LTD.

     This Proxy Statement is being furnished in connection with the solicitation of the written consents of the limited partners of Jones Programming Partners 1-A, Ltd., a Colorado limited partnership (the "Partnership") by Jones Entertainment Group, Ltd., the General Partner of the Partnership (the "General Partner"), on behalf of the Partnership, for the purpose of obtaining limited partner approval of the sale of the Partnership's assets, consisting of various rights to original programming entitled "The Story Lady," "The Little Kidnappers" and "Curacao" (collectively, the "Film Rights"), followed by dissolution and liquidation of the Partnership (collectively, the "Proposal"). THE GENERAL PARTNER HAS APPROVED THE TRANSACTIONS CONTEMPLATED BY THE PROPOSAL AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy card as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date. Officers and other employees of the General Partner may solicit proxies by mail, by fax, by telephone or by personal interview. The deadline for the receipt of proxy votes is August 31, 2001, unless extended, but the vote of the Partnership's limited partners will be deemed to be concluded on the date, at least 20 business days from the date the proxy materials are sent to limited partners, that the General Partner, on behalf of the Partnership, is in receipt of proxies executed by the holders of a majority of the limited partnership interests either consenting to or disapproving of the Proposal. The General Partner may extend the deadline for receipt of proxy votes if a majority of the limited partners fail to vote on the transaction by August 31, 2001. If the General Partner extends the deadline for receipt of proxy votes, the limited partners will be informed by mail of the reason for the extension and the new deadline. The cost of the proxy solicitation will be paid by the Partnership. See "Voting on the Proposal."

     The Partnership has only one class of limited partners and no limited partner has a right of priority over any other limited partner. The participation of the limited partners is divided into limited partnership interests and each limited partner owns one limited partnership interest for each $500 of capital contributed to the Partnership. The General Partner and its affiliates do not own any limited partnership interests.

     THE PROPOSAL IS SUBJECT TO NUMEROUS RISK AND OTHER FACTORS. SEE "CERTAIN FACTORS TO BE CONSIDERED" FOR A MORE COMPLETE DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY LIMITED PARTNERS REGARDING THE PROPOSAL.

     THE TRANSACTIONS DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENATION TO THE CONTRARY IS UNLAWFUL.

     The approximate date on which this Proxy Statement and Form of Proxy are being sent to limited partners is August 1, 2001.

                                TABLE OF CONTENTS

SUMMARY.........................................................................  8
     The Film Rights............................................................  8
     Potential Value of the Film Rights.........................................  9
     Possible Methods of Sale................................................... 10
     Liquidation of the Partnership if the Proposal is Approved................. 11
     Effect of the Proposal..................................................... 11
     Reasons for the Proposal................................................... 11
     Consideration of Alternatives.............................................. 12
     Federal Income Tax Consequences............................................ 12
     The General Partner's Recommendation....................................... 12
     Participation of the General Partner....................................... 12

CERTAIN FACTORS TO BE CONSIDERED................................................ 13
     The Amount of Sales Proceeds and Distributions to the Limited
       Partners is Uncertain.................................................... 13
     You Will Have No Opportunity to Approve the Specific Terms of Any Sales.... 13
     The Status of Certain Film Rights May be Unclear........................... 13
     You Might Receive Less Money if the Proposal is Approved................... 14
     The Market for the Film Rights is Uncertain and the Sales Prices for the
       Partnership's Film Rights may be Low..................................... 14
     You Will Have No Appraisal or Dissenter's Rights........................... 14
     No Independent Representative Will be Retained for Limited Partners........ 14
     Unfavorable Tax Consequences of Sale....................................... 15

THE PROPOSAL.................................................................... 15
     General.................................................................... 15
     Proxy Solicitation ........................................................ 15
     Proposal to Sell the Partnership's Film Rights............................. 15
     Retention of Sales Agent................................................... 16
     Timing of Asset Sales if the Proposal is Approved.......................... 17
     Consequences of the Partnership Not Approving the Proposal or if
       the Film Rights are Not Sold............................................. 17
     Potential Prices for the Film Rights....................................... 17
     Potential Value of the Film Rights......................................... 17
     Reasons for the Proposal................................................... 19
          Distribution Objectives Met........................................... 19
          The Partnership is Over 11 Years Old and is Ready to
             Cease Operations and Liquidate..................................... 19
          Avoiding Ongoing Operating Costs of Partnership....................... 19
          Lack of Significant Current Revenue .................................. 19
          Benefits of Selling a Film Library.................................... 20
          Taxes................................................................. 20

     Consideration of Alternatives.............................................. 20
     Steps to Implement the Proposal............................................ 21
     Estimated Selling Costs.................................................... 21

THE PARTNERSHIP................................................................. 22
     General.................................................................... 22
     Principal Assets........................................................... 22
     Amounts Invested and Cash Distributions.................................... 26
     Cash Distributions......................................................... 26
     Transactions Between the General Partner and the Partnership............... 26
     No Trading Market.......................................................... 27
     List of Limited Partners................................................... 27
     Books and Records.......................................................... 27
     Legal Proceedings.......................................................... 27

VOTING ON THE PROPOSAL.......................................................... 27
     Vote Required; Principal Holders........................................... 27
     Proxies; Revocation........................................................ 28
     Solicitation............................................................... 28
     No Appraisal or Dissenters' Rights Provided................................ 29
     Recommendation of the General Partner...................................... 29

FEDERAL INCOME TAX CONSEQUENCES................................................. 29
     General.................................................................... 29
     Taxable Gain or Loss Upon Sale of Programming Assets....................... 30
     Liquidation of the Partnership............................................. 30
     Capital Gains Tax.......................................................... 31
     Passive Loss Limitations................................................... 31

DOCUMENTS INCLUDED.............................................................. 32

FORWARD-LOOKING STATEMENTS...................................................... 32

OTHER MATTERS................................................................... 32
     Incorporation by Reference................................................. 32

FORM OF PROXY................................................................... 33

                                     SUMMARY

     This summary highlights selected information from this proxy statement, but may not contain all of the information that is important to you. This proxy statement includes specific terms of the Proposal, information about the Partnership and its financial status. We encourage you to read this proxy statement, including the "Certain Factors" section, the attachments and the documents incorporated by reference before making a decision on how to vote on the Proposal.

THE FILM RIGHTS

     The Partnership's Film Rights consist of various interests in the three films described below. The Partnership does not own all of the various rights in all of the three films. See "The Partnership, Principal Assets."

     o THE LITTLE KIDNAPPERS. In January 1990, the General Partner, on behalf of the Partnership, entered into an agreement with Jones Maple Leaf Productions to produce a full-length feature film for television entitled "The Little Kidnappers." The total film cost was approximately $3,200,000. Of this amount, the Partnership invested approximately $2,794,000, which included a production and overhead fee of $300,000 paid to the General Partner. From inception to December 31, 2000, the Partnership recognized approximately $3,003,000 of revenue from this film, which includes the initial license fees of approximately $1,365,000 from The Disney Channel and the Canadian Broadcasting Corporation, which were used to finance the film's production. As of March 1999, the Partnership had amortized its net investment in this film. Revenues to the Partnership from The Little Kidnappers for the year 2000 were $469.

     o THE STORY LADY. In April 1991, the General Partner, on behalf of the Partnership, entered into an agreement with NBC Productions, Inc. ("NBC") for the production of a full-length, made-for-television film entitled "The Story Lady." The total cost of the film was approximately $4,300,000. Of this amount, the Partnership invested approximately $1,183,000 in return for worldwide distribution rights to this film, excluding United States and Canadian broadcast television rights. The Partnership licensed back the foreign rights to NBC for an eight year term (which expired at the end of 1999 and was extended until July 12, 2001, when it terminated) and the Partnership retained domestic distribution rights, principally home video, non-network free television, pay television and non theatrical. Included in the total amount invested is a production and overhead fee of $120,000 paid to the General Partner. From inception to December 31, 2000, the Partnership recognized approximately $2,299,000 of revenue from this film. As of December 1995, the Partnership has amortized its net investment in this film. Revenues to the Partnership from The Story Lady for the year 2000 were $0.

     o CURACAO. In October 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Showtime Networks, Inc. ("Showtime") for the production of a full-length made-for-television film entitled "Curacao." The total production cost of the film incurred by the Partnership was approximately $4,410,000. In addition to the costs of production, the Partnership paid the General Partner $500,000 as a production and overhead fee for services rendered in connection with arranging the Showtime presale and supervising production of this picture. From inception through December 31, 2000, the Partnership recognized approximately $4,062,000 of revenue from this film, which includes the initial license fee, home video advances and certain talent costs from Showtime of $2,650,000, which was used to finance the film's production. In December 1999, after consideration of amortization and write-downs, the Partnership fully amortized its net investment in this film. Revenues to the Partnership from Curacao for the year 2000 were $26,807.

POTENTIAL VALUE OF THE FILM RIGHTS

     To obtain assistance in determining the potential value of the Film Rights, the Partnership has retained the services of Tulip Media Ltd. ("Tulip"), Los Angeles, California, which conducted the valuation in consort with Marrinan Multimedia Group Inc. ("MMG"). As compensation for such valuation services, the Partnership has paid or is obligated to pay Tulip $5,500 plus reimbursement of certain expenses. The principals of Tulip and MMG have years of worldwide film and production experience. Except as described in this paragraph, neither Tulip nor MMG has any prior relationship with the Partnership, the General Partner or any of the Films. Todd P. Leavitt, the principal shareholder (through nominees) of Tulip, previously was employed at NBC Productions, Inc. at the time the Partnership entered into its agreement with NBC with respect to the film "The Story Lady" and was actively involved on behalf of NBC in negotiating the agreement. Tulip has also been retained as the Partnership's exclusive agent to sell the Film Rights.

     In arriving at its estimate of the fair market value of the Film Rights, Tulip reviewed the potential sales opportunity for each Film on a worldwide, media-by-media, territory-by-territory basis. In each case, sales estimates for each media and each territory were made with "low," "mid-value" and "high" cases. Tulip has categorized each of the Films as "mid-value" (which refers to Tulip's general subjective expectation regarding the revenue generating capacity of the Films). Tulip prepared hypothetical sales results of the Film Rights over a ten-year period beginning July 2001. Sales were projected with an initial re-run value (assuming all Films have been previously licensed in all major territories) and a residual value for additional sales income during the balance of the ten-year period. In its estimated valuation, Tulip also made the following assumptions:

     o all sales results are subject to a hypothetical distribution fee of 35% of gross revenues and a hypothetical distribution/marketing expense recoupment of 5% of gross revenues.

     o    residual value after ten years was at 10% of all re-run values.

     o Union/guild residual payments are estimated to be 11% of sales revenue for all Films.

     Based on the above approach, Tulip concluded that the fair market value of the Film Rights, discounted at various interest rates to arrive at net present values rounded to the nearest thousand ("NPV"), is as follows:

                           Net Present Value of      NPV of Little       NPV of the Story         NPV of
Discount Interest Rate       All Film Rights        Kidnapper Rights       Lady Rights        Curacao Rights
----------------------     --------------------     ----------------     ----------------     --------------
         8%                     $945,000               $243,000             $372,000             $330,000
        10%                     $882,000               $230,000             $351,000             $302,000
        12%                     $826,000               $217,000             $332,000             $277,000
        15%                     $753,000               $201,000             $308,000             $245,000

     As with any valuation exercise, the results suggested are hypothetical and are the reflection of reasonable reliance upon historical performance as well as current market-place factors. Such factors are subject to constant variation on a media-by-media and territory-by-territory basis. Further, factors unique to any specific Film, such as cast and genre, can result in significant variations in marketplace performance. There is no assurance that the Partnership will be able to sell the Film Rights for the values described above or at any specific prices.

POSSIBLE METHODS OF SALE

     Currently there are no buyers for the Film Rights and the actual prices at which the Film Rights may be sold have not yet been determined. The Film Rights may be sold as one package, or separately in a number of transactions or may be sold in various combinations. The General Partner will neither bid on nor purchase any of the Partnership's Film Rights. Buyers may be sought in the following ways:

     o NEGOTIATED SALES -- The Partnership has entered into an agreement with Tulip, an unaffiliated broker, to sell the Partnership's Film Rights on an exclusive basis through December 31, 2001. The brokerage fee is ten percent (10%) of the sale proceeds. Tulip will seek to sell the Film Rights through direct contact with unaffiliated potential purchasers and negotiating sales prices and terms with them. The owner of some of the rights associated with a film may be a potential purchaser.

          The General Partner is also the general partner of Jones Programming Partners 2-A, Ltd., a publicly held limited partnership which owns certain rights in two films. That partnership is also seeking to sell its film rights and to liquidate. The General Partner may combine the films of such partnership with those of the Partnership in an effort to attract buyers with a larger, more diversified offering. In such an instance, the sale proceeds would be divided either according to actual, separate sales prices (if determinable) or by appraisal, or by such method that the General Partner believes to be the most accurate method. The General Partner does not have a greater interest in one or the other selling partnership and would not receive any significantly greater amount from one or the other depending on which entity happens to receive more proceeds.

     o BID - A possible method of sale will be through a bid procedure. Bids may be solicited from unaffiliated third parties for the sale of the Films as one package, but bids may be considered for less than all of the Films or for a portion of the Rights associated with each Film. If a bid process is used, the General Partner will determine if a minimum bid price will be established; however, the highest bid price from an unaffiliated third party, if any, may not necessarily be accepted, if, in the judgement of the General Partner, the bid does not reflect the value of the Film Rights involved. The bid process will likely be used only in conjunction with the broker the Partnership has retained.

LIQUIDATION OF THE PARTNERSHIP IF THE PROPOSAL IS APPROVED

     If the limited partners approve the Proposal, the Partnership will seek to sell all of its assets, wind up its business and dissolve and liquidate. The Partnership will receive only cash for the Film Rights, although some deferred payment arrangements could be made for some or all of the Film Rights, if that is in the best interests of the Partnership. Limited partners will receive liquidating cash distributions, if any, in amounts according to their respective percentage ownership interests in the Partnership. See "The Proposal--Effect of the Proposal."

EFFECT OF THE PROPOSAL

     The event of future sales proceeds is not known in the absence of any actual buyers. After payment of (and reserves for) Partnership obligations, any remaining sales proceeds will be used to make distributions to the partners in the Partnership and the Partnership will be dissolved and liquidated. Any liquidating distribution(s) will result in the acceleration of the distribution to limited partners of the remaining value of the Partnership's assets. However, the limited partners in any event are not expected to receive a return of the amount of their initial investments. Interests in the Partnership were offered at $500 per interest, with a minimum purchase of 10 interests. As of December 31, 2000, limited partners had received aggregate distributions of $335 per $500 interest. Because of uncertainties concerning the value of the Film Rights, no assurance is given that there will be any cash to be distributed to the limited partners from the sale of the Film Rights.

REASONS FOR THE PROPOSAL

     The General Partner believes that the continuation of the Partnership's operations is no longer justified and that it is in the best interests of limited partners to dissolve and liquidate the Partnership at this time because:

     o The original expected life of the Partnership (6 to 8 years) has been exceeded. The Partnership was formed in 1989.

     o Our distribution objectives have been met. The films have been through at least one distribution cycle already. The last phase of operations is to dispose of our library of film rights.

     o    The Partnership has very little current cash flow.

     o Our fixed administrative costs continue while revenues have greatly decreased.

     o    No capital is available to develop additional programming.

     o "The Story Lady" revenue prospects are uncertain because NBC has not recovered its original investment plus imputed interest. The Partnership has disputed the claimed interest amount. NBC also has made claims regarding the proper allocation of revenues from this film which the Partnership is disputing, and in any event the Partnership does not have the funds to satisfy such claims.

     o Approving the sale of the Partnership's assets at this time will accelerate your receipt of any remaining net cash value of the Partnership's assets.

     o Upon the sale of the Film Rights, in addition to realizing long-term capital gain, there may be unrealized passive losses which the limited partners could claim in the year the Partnership is liquidated. Through December 31, 2000, the amount of such losses was approximately $108 per each interest.

     o The Partnership may have an opportunity to sell one or more Film Rights as part of a package where the same Film Rights would be more difficult to sell individually because of the lack of interest in that specific film (i.e., a popular film may be bundled with less popular ones as a way to sell the latter.)

CONSIDERATION OF ALTERNATIVES

     The General Partner has given consideration to alternatives before submitting the Proposal to you for approval. The General Partner believes that the only real alternative to the sale of the Film Rights is the continued operation of the Partnership. If, by December 31, 2002 all of the Film Rights have not been sold, the General Partner would have the right (if the Proposal is approved) to dispose of any remaining Film Rights, such as by donation or abandonment. See "The Proposal--Consideration of Alternatives."

FEDERAL INCOME TAX CONSEQUENCES

     Limited partners that are subject to federal income tax are expected to realize and recognize taxable gain or loss, or a combination of both gain and loss, on the sale of Film Rights and the liquidation of the Partnership. For a more complete discussion of the federal income tax consequences of a sale of assets and partnership dissolution, see "Federal Income Tax Consequences."

THE GENERAL PARTNER'S RECOMMENDATION

     Jones Entertainment Group, Ltd., in its capacity as General Partner of the Partnership, recommends that limited partners of the Partnership vote "FOR" the Proposal. The General Partner believes the terms of the Proposal are fair to limited partners. See "Certain Factors To Be Considered."

PARTICIPATION OF THE GENERAL PARTNER

     The General Partner will share in any proceeds of liquidating the Partnership through a General Partner's one percent (1%) interest in the profits/losses and distributions of the Partnership. It will receive no compensation from the sale of the Film Rights.

                        CERTAIN FACTORS TO BE CONSIDERED

     In addition to the other information contained in this proxy statement, the following factors should be considered carefully in evaluating how to vote on the Proposal.

THE AMOUNT OF SALES PROCEEDS AND DISTRIBUTIONS TO THE LIMITED PARTNERS IS UNCERTAIN

     The General Partner has not determined at what price or prices it expects to sell the Film Rights, nor is there a minimum price set for any of them. The General Partner has obtained an independent valuation of the Film Rights from Tulip. Appraisals are only estimates of value and there is no assurance that the Film Rights will be sold for the appraised price or at all. Tulip has experience in selling film rights, including films which have been through cycles of distribution and are not producing large revenue amounts.

     Two of the Films, "Little Kidnappers" and "Curacao" are not presently generating any significant revenues and it is uncertain at what prices they can be sold. The third Film, "The Story Lady" has been producing some revenue, but the Partnership owns only certain limited distribution rights regarding this Film (as opposed to the copyright and other rights in the work itself). In addition, there are outstanding disputes with NBC, which produced the film, regarding (i) the amount of fees owed NBC for the statement periods June 30, 1993 to December 31, 1994 for distribution of the film in ancillary markets (such as in airplanes) and (ii) whether NBC is entitled to first receive interest on its film production costs before the Partnership shares in certain past and future revenues. The Partnership's principal basis for disputing the NBC claims is the lack of required timeliness of NBC in claiming the amounts owed. NBC denies any lack of timeliness. These disputes will likely adversely affect the ability of the Partnership to either sell its rights regarding this Film or to realize as high a price as it would otherwise realize. The Partnership has had only limited discussions with NBC to resolve these disputes, which have not been fruitful. No assurance can be given that such disputes will be timely or favorably resolved. Litigation could result because of the disputes with NBC. In addition, no assurance can be given that the Partnership would be able to pay NBC if NBC's positions are upheld. There exists the possibility that the Partnership and NBC will negotiate a settlement of their disputes which will result in NBC acquiring some or all of the Partnership's rights in this Film. The terms of any such future settlement cannot be predicted. The Partnership may withhold proceeds from the sale of the Film Rights in order to provide for a resolution of its disputes with NBC. This will reduce amounts that otherwise would be distributed to the Limited Partners.

YOU WILL HAVE NO OPPORTUNITY TO APPROVE THE SPECIFIC TERMS OF ANY SALES

     Because the Film Rights will not be sold until limited partners approve the Proposal, no purchasers or purchase prices have yet been determined. In voting for the Proposal, limited partners do not have the opportunity to approve or reject the specific terms of any particular sale of any Film Rights to third parties, including the sales prices.

THE STATUS OF CERTAIN FILM RIGHTS MAY BE UNCLEAR

     The Film Rights consist of a variety of rights granted or provided by a number of parties and which concern different media and territories. The General Partner believes that the Partnership possesses the necessary ownership of these rights to satisfy potential buyers of the Film Rights. However, there may be lack of certainty in some cases regarding such matters as termination rights, the provision of reports, renewal rights, division of proceeds, rights of first negotiation, and other matters. In such instances, the Partnership may be required to obtain third party consents, waivers or other clarification, and may be required to provide compensation to such parties. There is no assurance that the Partnership will be successful in such efforts. In addition, the failure to fully document all of the Partnership's Film Rights could affect the timing of the sale and the price obtained for such rights.

YOU MIGHT RECEIVE LESS MONEY IF THE PROPOSAL IS APPROVED

     Although you might receive the value of your interest in the Partnership sooner and in one lump sum payment if the Partnership's assets are liquidated now, you might receive a smaller amount upon liquidation than if the Partnership's operations continue and if cash distributions are made in the future. However, it is unlikely that the Partnership will make any future distributions from regular operations.

THE MARKET FOR THE FILM RIGHTS IS UNCERTAIN AND THE SALES PRICES FOR THE PARTNERSHIP'S FILM RIGHTS MAY BE LOW

     The General Partner believes that there is no ready or established market for films like the ones represented by the Film Rights. Instead, sellers rely on contacts within the industry to assist in finding buyers and negotiating deals. The Partnership will therefor encounter some difficulty in finding potential buyers for the Film Rights. Because the Films are several years old and because they have been through at least one distribution cycle (i.e. licensing and re-licensing the Films in the various media and in various geographic areas), they are not expected to attract a large number of buyers. All those factors may result in low prices being offered by buyers, or no offers at all.

YOU WILL HAVE NO APPRAISAL OR DISSENTER'S RIGHTS

     If the Proposal is approved, limited partners have no right to ask for appraisal or dissenters' rights relating to the sale and liquidation described herein. This may result in a lower amount received than if such rights were available, as they are for corporate shareholders.

NO INDEPENDENT REPRESENTATIVE WILL BE RETAINED FOR LIMITED PARTNERS

     The General Partner will not retain an independent representative to act on behalf of the limited partners in the Partnership in structuring and negotiating the terms and conditions for implementation of the Proposal. No limited partners were empowered to negotiate the terms and conditions of the Proposal or to determine what procedures should be in place to safeguard the rights and interests of the limited partners. In addition, no investment banker, attorney, financial consultant or expert was engaged to represent the interests of the limited partners. On the contrary, the General Partner has been responsible for structuring all the terms and conditions of the Proposal.

     The General Partner does not believe it is necessary to engage an independent representative to represent the interests of limited partners in order to structure a proposal fair to the limited partners. The General Partner is under a fiduciary duty to act in the best interest of the limited partners. If the Film Rights are sold through private negotiations or bidding, the marketplace sets the price. While the prices at which such sales will be made will be negotiated at arm's length, if an independent representative were to be retained for the limited partners, the terms of any such purchase might be different and possibly more favorable to limited partners.

UNFAVORABLE TAX CONSEQUENCES OF SALE

     For tax purposes, the costs of the Film Rights have been written off, with the exception of the estimated salvage value for each film. Thus, any amounts received on the sale of the Film Rights in excess of the salvage value will be a taxable gain. To the extent the gains do not exceed the original cost of the Film Rights, they will be taxed as ordinary income due to the depreciation recapture provisions of IRC Section 1245. It is anticipated that all gains or losses will be treated as ordinary. There may be unrecognized passive losses which the limited partners can deduct in the year of partnership liquidation. Such passive losses could be as high as approximately $108 per limited partner interest, if such losses have not been previously deducted. See "Federal Income Tax Consequences."

                                  THE PROPOSAL

GENERAL

     This proxy statement is submitted by Jones Entertainment Group, Ltd. in its capacity as the General Partner of the Partnership to ask your approval of a proposal to sell to unaffiliated and as yet unidentified, third party or parties, all of the Partnership's film programming assets consisting of various rights to original films entitled "The Story Lady," "The Little Kidnappers" and "Curacao," followed by the dissolution and liquidation of the Partnership.

PROXY SOLICITATION

     This proxy statement is furnished in connection with the solicitation of the written consents of the limited partners of the Partnership proxies by the General Partner. Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy card as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date. Officers and other employees of the General Partner may solicit proxies by mail, by fax, by telephone or by personal interview. The deadline for the receipt of proxy votes is August 31, 2001, unless extended, but the vote of the Partnership's limited partners will be deemed to be concluded on the date, at least 20 business days from the date the proxy materials are sent to limited partners, that the General Partner, on behalf of the Partnership, is in receipt of proxies executed by the holders of a majority of the limited partnership interests either consenting to or disapproving of the proposed transaction. The General Partner may extend the deadline for receipt of proxy votes if a majority of the limited partners fail to vote on the Proposal by August 31, 2001. If the General Partner extends the deadline for receipt of proxy votes, the limited partners will be informed by mail of the reason for the extension and the new deadline. The cost of the proxy solicitation will be paid by the Partnership.

PROPOSAL TO SELL THE PARTNERSHIP'S FILM RIGHTS

     Currently there are no buyers for the Film Rights and the actual prices at which the Film Rights may be sold have not yet been determined. The Film Rights may be sold as one package, or separately in a number of transactions or may be sold in various combinations. The General Partner will neither bid on nor purchase any of the Partnership's Film Rights. Buyers may be sought in the following ways:

     o NEGOTIATED SALES -- The Partnership has entered into an agreement with Tulip, an unaffiliated broker, to sell the Partnership's Film Rights on an exclusive basis through December 31, 2001. The brokerage fee is ten percent (10%) of the sale proceeds. Tulip will seek to sell the Film Rights through direct contact with unaffiliated potential purchasers and negotiating sales prices and terms with them. The owner of some of the rights associated with a film may be a potential purchaser.

          The General Partner is also the general partner of Jones Programming Partners 2-A, Ltd., a publicly held limited partnership which owns certain rights in two films. That partnership is also seeking to sell its film rights and to liquidate. The General Partner may combine the films of such partnership with those of the Partnership in an effort to attract buyers with a larger, more diversified offering. In such an instance, the sale proceeds would be divided either according to actual, separate sales prices (if determinable) or by appraisal, or by such method that the General Partner believes to be the most accurate method. The General Partner does not have a greater interest in one or the other selling partnership and would not receive any significantly greater amount from one or the other depending on which entity happens to receive more proceeds.

     o BID - A possible method of sale will be through a bid procedure. Bids may be solicited from unaffiliated third parties for the sale of the Films as one package, but bids may be considered for less than all of the Films or for a portion of the Rights associated with each Film. If a bid process is used, the General Partner will determine if a minimum bid price will be established; however, the highest bid price from an unaffiliated third party, if any, may not necessarily be accepted, if, in the judgement of the General Partner, the bid does not reflect the value of the Film Rights involved. The bid process will likely be used only in conjunction with the broker the Partnership has retained.

RETENTION OF SALES AGENT

     The Partnership has engaged Tulip as its exclusive agent to sell (and not to license or distribute) all rights in the Films, in all media and worldwide, for a period commencing February 16, 2001 and continuing through December 31, 2001 (the "Term"), which period may be extended by the parties. See "Potential Value of the Film Rights," regarding the prior involvement of the principal of Tulip regarding the negotiation of the original agreement for "The Story Lady." Tulip has experience in selling film rights, including films which have been through cycles of distribution and are not producing large revenues. The General Partner has absolute approval over accepting any offers obtained by Tulip; provided that the General Partner must exercise its good faith in rejecting any offer. Tulip shall receive a sales agency fee equal to 10% ("Sales Agency Fee") of all proceeds from the sale of all the Film Rights (or any rights derived therefrom as approved by the General Partner). Proceeds consist of the cash consideration received and any accounts payable-type liabilities expressly assumed by the buyer(s). Tulip shall be entitled to its Sales Agency Fee for any sale of Film Rights consummated by or agreed to by the General Partner during the Term or for a period of up to six
(6) months thereafter in the event all or some Film Rights are sold to any entity to whom Tulip contacted during the Term.

TIMING OF ASSET SALES IF THE PROPOSAL IS APPROVED

     The General Partner anticipates that the sale of the Film Rights and the dissolution and liquidation of the Partnership could be completed by December 31, 2001, although the precise length of the sales process is unknown, and the sale of the Film Rights could take longer. If any Film Rights are not sold, the General Partner will make the determination whether to continue the Partnership (including the requirement to provide income tax Forms K-1 to the limited partners), or to donate or abandon such rights on the basis that they have too little value to attempt to sell.

CONSEQUENCES OF THE PARTNERSHIP NOT APPROVING THE PROPOSAL OR IF THE FILM RIGHTS ARE NOT SOLD

     If the limited partners in the Partnership do not approve the Proposal, or if the Film Rights are not sold, the Partnership will continue to operate with no change in its investment objectives, policies or restrictions and in accordance with the terms of its limited partnership agreement.

POTENTIAL PRICES FOR THE FILM RIGHTS

     Although the General Partner has not identified any prospective purchaser for any of the Partnership's Film Rights, nor does it know the prices at which these rights will actually be sold, given the likely range of possible prices being paid in the entertainment market for films which have been through at least one distribution cycle, the General Partner anticipates that the amounts, if any, distributed to limited partners upon sale of the Partnership's assets, together with cash distributions made to date, will not return to limited partners the amount they initially invested in the Partnership. As of December 31, 2000, limited partners had received aggregate distributions of approximately $335 per $500 interest. The disputes with NBC will also affect the Partnership's ability to make any distribution of sales proceeds.

POTENTIAL VALUE OF THE FILM RIGHTS

     To obtain assistance in determining the potential value of the Film Rights, the Partnership has retained the services of Tulip, which conducted the valuation in consort with MMG. As compensation for such valuation services, the Partnership has paid or is obligated to pay Tulip $5,500 plus reimbursement of certain expenses. The principals of Tulip and MMG have years of worldwide film and production experience. Except as described in this paragraph, neither Tulip nor MMG has any prior relationship with the Partnership, the General Partner or any of the Films. Todd P. Leavitt, the principal shareholder (through nominees) of Tulip, previously was employed at NBC Productions, Inc. at the time the Partnership entered into its agreement with NBC with respect to the film "The Story Lady" and was actively involved on behalf of NBC in negotiating the agreement.

     In arriving at its estimate of the fair market value of the Film Rights, Tulip reviewed the potential sales opportunity for each Film on a worldwide, media-by-media, territory-by-territory basis. In each case, sales estimates for each media and each territory were made with "low," "mid-value" and "high" cases. Tulip has categorized each of the Films as "mid-value" (which refers to Tulip's general subjective expectation regarding the revenue generating capacity of the Films). Tulip prepared hypothetical sales results of the Film Rights over a ten-year period beginning July 2001. Sales were projected with an initial re-run value (assuming all Films have been previously licensed in all major territories) and a residual value for additional sales income during the balance of the ten-year period. In its estimated valuation, Tulip also made the following assumptions:

     o all sales results are subject to a hypothetical distribution fee of 35% of gross revenues and a hypothetical distribution/marketing expense recoupment of 5% of gross revenues.

     o    residual value after ten years was at 10% of all re-run values.

     o Union/guild residual payments are estimated to be 11% of sales revenue for all Films.

     Based on the above approach, Tulip concluded that the fair market value of the Film Rights, discounted at various interest rates to arrive at net present values rounded to the nearest thousand ("NPV"), is as follows:

Discount Interest     Net Present Value       NPV of Little       NPV of the Story         NPV of
      Rate            of All Film Rights     Kidnapper Rights        Lady Rights       Curacao Rights
-----------------     ------------------     ----------------     ----------------     --------------
       8%                  $945,000              $243,000              $372,000           $330,000
      10%                  $882,000              $230,000              $351,000           $302,000
      12%                  $826,000              $217,000              $332,000           $277,000
      15%                  $753,000              $201,000              $308,000           $245,000

     As with any valuation exercise, the results suggested are hypothetical and are the reflection of reasonable reliance upon historical performance as well as current market-place factors. Such factors are subject to constant variation on a media-by-media and territory-by-territory basis. Further, factors unique to any specific Film, such as cast and genre, can result in significant variations in marketplace performance. There is no assurance that the Partnership will be able to sell the Film Rights for the values described above or at any specific prices.

     Copies of the Tulip report are available to Limited Partners, at no cost, by contacting Ms. Lorri Ellis, Jones Entertainment Group, Ltd., 9697 E. Mineral Avenue, Englewood, Colorado 80112, (303) 784-8486.

     The principal of Tulip is Todd P. Leavitt and valuation and brokerage services are being performed by Tulip in consort with MMG and its principal, James P. Marrinan. Mr. Leavitt has been involved with the entertainment business since 1977, first as an attorney and for many years as an executive with a number of large production and distribution companies in this industry. He founded Tulip in 1998. Mr. Marrinan has been involved in this industry, in a variety of positions, since 1974. His experience includes marketing, sales, management and financial, and administration. He founded MMG in 1995.

REASONS FOR THE PROPOSAL

     DISTRIBUTION OBJECTIVES MET. The distribution objectives of the Partnership have been met. The three films have already been through at least one distribution cycle. Individual rights to individual films will have to be negotiated and these rights may not provide any significant resources. Therefore, the General Partner believes that it is in the best interest of limited partners for the Partnership to sell its assets at this time, make a final distribution of proceeds, if any, to its limited partners and liquidate the Partnership. It is the General Partner's view that this is an appropriate time in which to seek to sell the Partnership's assets. The continued operation of the Partnership is no longer practical for a number of reasons, including those discussed below.

     THE PARTNERSHIP IS OVER 11 YEARS OLD AND IS READY TO CEASE OPERATIONS AND LIQUIDATE. The prospectus for the Partnership said that the term of the Partnership would be for 25 years, but it is likely that sales of programming assets would begin in the range of 6-8, keyed to when the first round of film distribution was concluded. The Partnership is past that period for some or all of the films and actually has done re-licensing of some film rights and in some geographic areas. Generally, the films are producing very little revenue and, while expenses are also small (except film distribution expenses which are generally keyed to revenues), the General Partner believes that the Partnership may have realized substantially all it can from routine licensing transactions (as opposed to sale of all of its Film Rights).

     AVOIDING ONGOING OPERATING COSTS OF PARTNERSHIP. If the Film Rights can be sold within a reasonable period, even the generally low cost of operating the Partnership can be eliminated, possibly providing more funds for the limited partners, as well as eliminating the need for each limited partner to report the Partnership's K-1 tax information with the limited partners' tax returns. The Partnership has fixed administrative costs (such as tax returns, K-1s, annual audits, SEC filings), while revenues have steadily declined. This will ultimately deplete any funds available to distribute to limited partners. There is no capital available to develop additional programming. The Partnership's small asset base, coupled with decreasing revenues and cash flow no longer justify the continuation of Partnership operations.

     LACK OF SIGNIFICANT CURRENT REVENUE. For approximately the last 24 months, the Partnership's Film Rights have not generated significant revenues and, in the case of The Little Kidnappers and Curacao, the revenue stream is very small. For the three-year period January 1, 1998 through December 31, 2000, total revenues recognized by the Partnership were $30,545 and $17,334 for Curacao and The Little Kidnappers, respectively. The only Film Rights which have provided any material revenues recently are those related to The Story Lady. As is discussed under the "Risk Factors", there are disputes regarding the allocation of both past and future revenues with NBC, the owner of the principal remaining rights to this film. If such disputes are not resolved, it is uncertain whether the Partnership will realize anything from its rights to The Story Lady, and there exists the possibility that the Partnership will owe NBC amounts ranging from approximately $176,000 to $368,000 (as of June 2001), which the Partnership does not have and cannot fund. This would directly affect the amount of funds available for distribution by the Partnership.

     BENEFITS OF SELLING A FILM LIBRARY. A possible advantage to the Partnership in attempting to group the sale of all of its Film Rights will be that the Partnership may have an opportunity to sell one or more film rights as part of a package where the same film rights would be more difficult to sell on an individual basis because of the lack of interest in that specific film right, i.e. one good film may be bundled with less popular ones as a way to sell the latter. The Film Rights of the Partnership may be conducive to this principally because all these films were made initially for television. However, the General Partner will attempt to get the best price it can for each of the Film Rights, whether that be by grouping the Film Rights or selling them individually. There is no assurance that the General Partner will be successful in these efforts. In the discretion of the General Partner, the Partnership's Film Rights could be grouped with those held by Jones Programming Partners 2-A, Ltd. in an effort to provide a potentially more attractive package to buyers.

     TAXES. For tax purposes, the costs of the Film Rights have been written off, with the exception of the estimated salvage value for each film. Thus, any amounts received on the sale of the Film Rights in excess of the salvage value will be a taxable gain. To the extent the gains do not exceed the original cost of the Film Rights, they will be taxed as ordinary income due to the depreciation recapture provisions of IRC Section 1245. It is anticipated that all gains or losses will be treated as ordinary. There may be unrecognized passive losses which the limited partners can deduct in the year of partnership liquidation. Such passive losses could be as high as approximately $108 per limited partner interest, if such losses have not been previously deducted. See "Federal Income Tax Consequences."

CONSIDERATION OF ALTERNATIVES

     PARTNERSHIP CONTINUATION. The General Partner has given consideration to some alternatives for the Partnership before submitting the Proposal to you for approval. The only viable alternative would be the continued operation of the Partnership.

     BORROWING. The General Partner has not sought to borrow any funds for the development of any additional film projects, nor does the General Partner believe that any borrowed funds would be available, if sought.

     ASSESSING THE LIMITED PARTNERS. The Partnership has no funds with which to pursue other film projects, nor is borrowing for such purpose a realistic possibility. In addition, the limited partnership agreement does not provide for any form of voluntary or mandatory assessment for further capital contributions by limited partners in the Partnership. Given the purpose of the Partnership when it was formed, and the explicit partnership provisions and disclosures that no assessments would be made, the General Partner does not consider it appropriate to suggest amending the Partnership agreement to allow assessments. Because there is no ability to obtain financing, the only realistic options to the Partnership are to sell its assets or to continue operations. As set forth in the Proxy Statement, the General Partner favors the sale of the Partnership's assets, followed by the liquidation of the Partnership.

STEPS TO IMPLEMENT THE PROPOSAL

     Assuming the approval of the Proposal by the limited partners, of which there is no assurance, the General Partner intends to take the following steps to implement the Proposal:

     i. Sell all of the Partnership's programming assets through one or more of the methods discussed in this proxy statement, probably in multiple transactions;

     ii. Receive the sales proceeds for the programming assets and execute assignments and other instruments to accomplish such sale;

     iii. Pay or provide for payment of (and reserves for) the Partnership's liabilities and obligations to creditors, if any, using the Partnership's cash on hand and net sales proceeds;

     iv. Conduct a final accounting in accordance with the limited partnership agreement and make final liquidating distributions;

     v. Cause the Partnership's final tax returns to be prepared and filed with the Internal Revenue Service and appropriate state taxing authorities;

     vi.  Distribute to the limited partners final Form K-1 tax information; and

     vii. File a Cancellation of Domestic Certificate of Limited Partnership on behalf of the Partnership with the Secretary of State of the State of Colorado.

ESTIMATED SELLING COSTS

     The expenses associated with the sale of the Film Rights are expected to be approximately 15-25% of the sales proceeds of the Partnership's programming assets, primarily comprised of third party costs incurred, including the fees and costs of Tulip, legal counsel, auditors, printing and mailing costs and related out-of-pocket expenses. The general and administrative costs of the General Partner anticipated to be incurred in connection with the Proposal and related transactions will be met through the normal ongoing procedure set out in the limited partnership agreement.

                                 THE PARTNERSHIP

GENERAL

     The Partnership was formed to acquire, develop and own rights to produce and license original programming. The primary objectives of the Partnership have been to own a group of programming assets and to license the rights to the programming on television and in other media throughout the world, and to generate a positive cash flow to permit cash returns in the form of distributions to the limited partners. It was contemplated from the outset of the Partnership's existence that after the programming had been initially exploited in all applicable markets, the General Partner would begin to liquidate its library of programming assets, which was expected to begin in approximately six to eight years. The decision when to liquidate the Partnership is to be made by the General Partner in its sole discretion. The General Partner believes that enough additional revenues have been generated to justify keeping the Partnership in existence until now. However, revenues have diminished significantly and the General Partner believes no material purpose would be served to continue the Partnership's existence.

     The Partnership was formed on April 27, 1989 when subscriptions for the minimum offering amount were received. Sales of interests closed in October 17, 1990 with proceeds of $6,371,500.

PRINCIPAL ASSETS

     The Partnership's Film Rights are in the following three films:

     o THE LITTLE KIDNAPPERS. In January 1990, the General Partner, on behalf of the Partnership, entered into an agreement to produce a full-length feature film for television entitled "The Little Kidnappers." The total film cost was approximately $3,200,000. Of this amount, the Partnership invested approximately $2,794,000 in the film, which included a production and overhead fee of $300,000 to the General Partner.

          The Partnership made production advances to complete the film and received all distribution rights, excluding theatrical rights, in perpetuity in all markets except Canada. The rights in Canada have since reverted to the Partnership. Theatrical rights are held by the writer.

          The Partnership has agreements with third parties to distribute the film in various markets. The following rights will not be available for a purchaser to exploit until expiration of the agreements. In November 1990, international home video rights were licensed to a third party for no earlier than 10 years following completion of delivery, said rights terminated in December 2000. Such party has licensed all international pay television and video rights in Brazil until June 2002. Another licensee has the international television and satellite rights to distribute the film in France, the UK, French Belgium, the Benelux countries, Iceland, Sweden, Norway, Denmark & Finland, Africa & the Middle East and Turkey until between March 2003 and February 2005. International television and satellite rights are held in Germany by another licensee until September 2010. North American home video rights are licensed to a third party. The Partnership also has the right to a home video royalty based on the net retail sales proceeds earned by the third party. Although these rights expire in June 2002, the Partnership has the option to terminate the agreement, by giving six months' written notice, if the licensee fails to sell a minimum number of video units of the film within the first three years of the term which concluded in June 2000. The licensee has failed to meet the minimum sales provision. The General Partner has exercised its option to terminate said agreement, effective November 1, 2001.

          A buyer of the Partnership's rights in The Little Kidnapper will be required to assume a variety of obligations related to the film, including writer and producer royalties which are based in part on gross receipts and actors' union royalties, also based on gross receipts.

          From inception to December 31, 2000, the Partnership received approximately $3,003,000 of revenue from this film, which includes the initial license fees of approximately $1,365,000 from The Disney Channel and the Canadian Broadcasting Corporation, which were used to help finance the film's production. As of March 1999, the Partnership has amortized its net investment in this film.

     o THE STORY LADY. In April 1991, the General Partner, on behalf of the Partnership, entered into an agreement with NBC for the production of a full-length, made-for-television film entitled "The Story Lady." The total cost of the film was approximately $4,300,000. Of this amount, the Partnership invested approximately $1,183,000, which included a production and overhead fee of $120,000 paid to the General Partner. In return, the Partnership received all distribution rights to this film, excluding all United States network distribution rights retained by NBC, after the required airings on the NBC television network. These airings have occurred. The Partnership in turn granted certain worldwide rights to NBC , including exclusive rights of theatrical distribution and all print publishing rights, merchandising rights and subsidiary rights with respect to the film. In 1991, the Partnership sub-licensed the exclusive worldwide distribution rights (excluding the United States, its territories and possessions) to NBC Enterprises, an affiliate of NBC, for a period of eight years. These rights expired in September 1999; however, the parties extended the agreement on a month-to-month basis, with a thirty-day right of termination. On June 12, 2001, the General Partner provided NBC with a written notice to terminate said agreement effective 30 days after receipt. NBC Enterprises has a first negotiation/first refusal right with respect to distributing the film in international markets beyond the end of such month-to-month period. NBC Enterprises has entered into distribution agreements with third parties beyond the initial term provided in the sub-license agreement with the Partnership. These distribution rights will not be available for a purchaser to exploit until their expiration, including international video rights in Mexico and the Philippines. International pay television rights are not available in Argentina. International free television rights are not available in Argentina, Colombia, Czech Republic, France, Honduras, Mexico, Romania, Slovakia, South America, Ukraine, Venezuela, Turkey, Panama, Chile, Nicaragua, Cyprus, Sri Lanka and Africa. These agreements are set to expire between June 2001 and November 2003.

          All international distribution rights, other than set forth above, are available.

          The Partnership controls non-network television distribution (i.e., syndication, cable, pay cable) in the United States and domestic home video distribution. North American home video rights are licensed to a third party. The Partnership also has the right to a home video royalty based on the net retail sales proceeds earned by the third party. Although these rights expire in June 2002, the Partnership has the option to terminate the agreement, by giving six months' written notice, if the licensee fails to sell a minimum number of video units of the film within the first three years of the term which concluded in June 2000. The licensee has failed to meet the minimum sales provision. The General Partner has exercised its option to terminate said agreement, effective November 1, 2001.

          The Partnership also has an agreement granting rights to distribute "The Story Lady" in the domestic home video market, only through direct sales and telecommunications sales, or other means outside normal retail channels whereby consumers purchase copies for their own home viewing, not for resale or rental. This agreement expires in October 2001. The licensee has the option to extend the licensing term for up to four additional one year periods after the October 2001, in exchange for additional annual license fees.

          All domestic distribution rights, other than set forth above, are available for exploitation.

          A buyer of these film rights will be required to assume certain obligations. Under the agreement with NBC, once the Partnership has recouped its distribution advance plus interest, NBC is entitled to recoup its imputed deficit (as defined) out of remaining gross receipts. Since the Partnership has fully recouped the required amount, NBC is entitled to recoup its imputed deficit and interest therein, which totaled approximately $508,000, as claimed by NBC as of June 30, 2000. After NBC recoupment of its imputed deficit and its recoupment of certain third party participants and deferments, NBC is entitled to 5% of the remaining net profits. Third party participants and deferments include various percentages of revenues payable to writers, producers and actors. NBC is responsible for payment of the third party participation and deferred compensation; provided, however, that NBC is entitled to recoup such payments. Furthermore, NBC has agreed that the third party participation shall not exceed 35% of the adjusted gross (as defined) of "The Story Lady." The agreement with NBC allows the Partnership to assign the agreement in connection with a sale of all or substantially all of the Partnership's assets, provided the assignee assumes all of the Partnership's obligations under the agreement. Any other assignment requires NBC's prior written approval. In addition, the agreement granted to NBC specific put and call options. The effect of these various provisions may cause the Partnership to suffer delay in the sale of its rights to this film until NBC has exercised or waived its acquisition rights regarding the film. In September 1999, NBC first claimed that it had mistakenly not taken the full amount of its distribution fees, and was entitled to an additional amount of approximately $192,500. NBC mistakenly failed to take a 50% subsidiary rights distribution fee on airline revenues reported on statements June 30, 1993 to December 31, 1994 for total revenue of $384,854. The agreement with NBC provides that any statement to which no objection has been made by the party receiving the statement within two years after submission will be deemed conclusive on all parties. Therefore, the General Partner does not believe that NBC is entitled to the additional distribution fees claimed.

          NBC also reported that it has not recouped approximately $508,000 of its original investment, including interest. NBC is entitled to recover its unrecouped amount under the agreement, which makes it unlikely that the Partnership will receive any income from this film in the near future, or if at all. The Partnership has also received approximately $175,600 from distributors, which has not been applied to NBC's unrecouped amount. As of March 31, 1999, the Partnership has reported this amount as an accrued liability, but believes a basis exists to deny some or all of such liability. Litigation could result because of these disputes with NBC. Such litigation would likely be costly and time consuming. There is no assurance regarding the favorable resolution of this matter. The Partnership does not have the funds to make such payments, nor is it likely that the Partnership could borrow the necessary funds.

          From inception to December 31, 2000, the Partnership received approximately $2,299,000 of revenue from this film. As of December 1995, the Partnership has amortized its net investment in this film.

     o CURACAO. In June 1992, the General Partner, on behalf of the Partnership, entered into an agreement with a third party for the production of the full-length film "Curacao". The Partnership provided financing for the film and received all worldwide distribution rights, except certain distribution rights granted to a third party which have now reverted back to the Partnership. Circling Curacao, N.V., which provided certain production services, holds distribution rights in the Netherland Antilles, Aruba and Surinam, in perpetuity.

          In November 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Showtime Networks, Inc. ("Showtime") to assist with financing the production of "Curacao". The total cost of the film was approximately $4,410,000. In addition to the costs of production, the Partnership paid $500,000 to the General Partner as a production and overhead fee. The Partnership received a licensing fee of $1,675,000 and $675,000 as a recoupable advance for home video rights. In addition, Showtime paid the Partnership for certain talent costs. The Partnership has received no additional revenues from Showtime. Showtime was granted certain rights, including an exclusive pay television license and exclusive home video rights in the United States and islands of the Caribbean. Showtime's pay television and certain other domestic rights may not expire for a number of years, unless Showtime waives certain commercial windows, of which there is no assurance. The home video rights expired in February 2001; however, such rights may be contractually suspended until expiration of Showtime's pay television rights.

          International theatrical, free television and home video rights are licensed to a third party until October 2003. International pay television rights in Australia are licensed until April 2002. All other international distribution rights are available.

          A potential buyer of these film rights will be required to assume certain obligations, in addition to those set forth above. These are principally writer and union royalties and certain amounts that may be owed to musical talent.

          From inception to December 31, 2000, the Partnership received approximately $4,062,000 of revenue from this film, which includes the initial license fee and advances from Showtime of $2,650,000. In December 1999, after consideration of amortization and write-downs, the Partnership fully amortized its net investment in this film.

AMOUNTS INVESTED AND CASH DISTRIBUTIONS

     Limited partners made contributions of $6,371,500 in the aggregate to the Partnership, the net proceeds of which have all been invested. The General Partner made a capital contribution with respect to its general partner interest of $1,000. From inception through December 31, 2000, the Partnership made cash distributions to its limited partners totaling $4,201,502. On a per interest basis, the limited partners had received, as of December 31, 2000, approximately $335 per $500 interest, or approximately 66% of their initial capital contributions. Details of the amounts of cash distributions made to partners over the three years ended December 31, 2000 are set out under "Cash Distributions" below. From inception through December 31, 2000, the General Partner has received cash distributions from the Partnership of $42,440 with respect to its general partner interest.

CASH DISTRIBUTIONS

     During the three years ended December 31, 2000, total cash distributions and cash distributions per interest were:

                               Total         Per $500 Interest
                               -----         -----------------
     2000                    $       0           $     0
     1999                    $       0           $     0
     1998                    $ 160,897           $ 12.50
     1997                    $       0           $     0

TRANSACTIONS BETWEEN THE GENERAL PARTNER AND THE PARTNERSHIP

     The General Partner was reimbursed for all offering costs up to 3.75% of gross offering proceeds. Ten percent commission costs paid to an affiliate of the General Partner and reimbursements to the General Partner for costs for raising Partnership capital were charged to limited partners' capital. The following summarizes the transactions between the General Partner and the Partnership pursuant to which the General Partner has been paid or has had its expenses reimbursed on an ongoing basis:

     o The General Partner has received from inception through December 31, 2000 production and overhead fees of $920,000, all of which were received prior to 1997.

     o The General Partner is entitled to be reimbursed for general and administrative costs incurred on behalf of and allocable to the Partnership, including employee salaries and office overhead. Administrative services to the Partnership consist primarily of accounting services, allocated to the Partnership at cost. Through December 31, 2000, the General Partner has received a total of $251,252 as general and administrative expense reimbursements from the Partnership, of which $15,442, $10,856 and $9,680 was reimbursed for the years ended December 31, 1998, 1999 and 2000, respectively.

NO TRADING MARKET

     There is no trading market for the limited partnership interests, and only very limited sales of such interests have occurred since inception.

LIST OF LIMITED PARTNERS

     A limited partner of the Partnership is entitled to request copies of the names of the limited partners showing the names and addresses of all limited partners in the Partnership. The right to receive a limited partner list may be conditioned upon the requesting limited partner paying the cost of copying and a showing that the request is for a proper purpose. Reasonable requests would include requests for the limited partner list for the purpose of opposing the Proposal. Requests for limited partner lists may be addressed to ACS Securities Services, Inc., at 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, TX 75204; Attention: Ms. Shari Eastwood.

BOOKS AND RECORDS

     The Partnership's limited partnership agreement provides that its books and records are available for inspection by limited partners or their duly authorized representatives at all reasonable times at the Partnership's principal office in Englewood, Colorado. A written request must be received stating a proper purpose for inspection of such books and records, with the inspection to be conducted at the limited partner's expense. A limited partner may request in writing and receive without charge copies of the Partnership's limited partnership agreement, certificate of limited partnership and tax returns.

LEGAL PROCEEDINGS

     The General Partner is not aware of any material pending legal proceedings to which the Partnership is a party or of which any of the Film Rights are the subject. There are, however, pending disputes with NBC regarding whether certain amounts are owed to NBC regarding "The Story Lady." See "Principal Assets--THE STORY LADY."

                             VOTING ON THE PROPOSAL

VOTE REQUIRED; PRINCIPAL HOLDERS

     Under the limited partnership agreement, the Proposal must be approved by the affirmative vote of the limited partners holding a majority of the limited partnership interests in the Partnership as of the record date. As of December 31, 2000, the number of interests outstanding was 12,743 and the number of record holders was 727. Each limited partner appearing on the records of the Partnership as of July 26, 2001, the "record date," is entitled to notice of, and to participate in, this vote of limited partners. It is very important that all limited partners participate in the voting. The ability of the Partnership to complete the transaction discussed in this proxy statement and the Partnership's ability to make a distribution to its limited partners of the net proceeds of the sale of the Partnership's assets are dependent upon the approval of the transaction by the holders of a majority of the Partnership's limited partnership interests. An abstention by a limited partner will have the same effect as a vote against the Proposal.

     The General Partner and its affiliates own no limited partnership interests. The General Partnership interest in the Partnership does not have a vote on the Proposal, but the General Partner has approved the Proposal and recommends that the limited partners vote in favor of it. To the General Partner's knowledge, there is no holder of interests of more than 5% of the interests, except for Mr. Herbert Borbe. Mr. Borbe owns 800 of the 12,743 interests outstanding as of December 31, 2000. Mr. Borbe's address is 1709 134th Avenue, S.E., Belleview, Washington 98005. Mr. Borbe is not a director, officer or employee of the General Partner or any of its affiliates.

PROXIES; REVOCATION

     A sample of the form of proxy is attached to this proxy statement. The actual proxy to be used to register your vote on the Proposal is the separate sheet of paper included with this proxy statement. If you wish, you can fax your executed proxy to us at 214-887-7198, Attention: Shari Eastwood, of ACS Securities Services, Inc. Investors may also vote by toll-free telephone at 1-866-ACS-VOTE (1-866-227-8683). PLEASE USE THE ENCLOSED PROXY TO CAST YOUR VOTE ON THE PROPOSAL OR SEE THE ACCOMPANYING INSTRUCTION PAGE FOR MORE DETAILS ON VOTING BY TELEPHONE.

     If the proxy is properly signed and is not revoked by a limited partner, the interests it represents will be voted in accordance with the instructions of the limited partner. If no specific instructions are given, the interests will be counted as a vote "FOR" the Proposal and the grant of authority to extend the solicitation period. A limited partner may revoke his or her proxy at any time before the solicitation period ends in writing by advising the General Partner of revocation of his or her proxy, which revocation must be received by ACS Securities Services, Inc., 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, TX 75204.

SOLICITATION

     The solicitation is being made by Jones Entertainment Group, Ltd. in its capacity as General Partner on behalf of the Partnership. The Partnership will bear the costs of the preparation of this proxy statement and of the solicitation of proxies, which is estimated at $10,000. Such costs will be allocated to the limited partners and to the General Partner according to their respective percentage interests pursuant to the limited partnership agreement. Solicitations will be made primarily by mail. However, a number of regular or temporary employees of the General Partner may, to ensure the presence of a quorum, solicit proxies in person or by telephone. The General Partner may contact brokers and representatives who originally sold the interests to limited partners and request their assistance in encouraging limited partners to return their proxies or to vote by telephone. These brokers or representatives would not be compensated for this assistance nor would they be asked to make any recommendation as to how the limited partners should vote. Additionally, the General Partner may retain a proxy solicitor to assist in contacting brokers or limited partners to encourage the return of proxies, although it does not anticipate doing so.

NO APPRAISAL OR DISSENTERS' RIGHTS PROVIDED

     Limited partners are not entitled to any dissenters' or appraisal rights with respect to the Proposal, as would be available to shareholders in a corporation engaging in a corporate transaction.

RECOMMENDATION OF THE GENERAL PARTNER

     The General Partner believes that it is in the best interests of the limited partners to sell the Film Rights and to liquidate the Partnership. The General Partner believes the terms of the Proposal are fair to the limited partners. This recommendation should be evaluated in light of the possible conflicts of interest which exist by virtue of the General Partner's fiduciary obligations to the limited partners in the Partnership. Liquidation will allow the limited partners to receive any remaining value of the Partnership's programming assets currently, rather than receiving distributions, if any, over the remaining life of the Partnership. If operations continue, revenues will continue to decline while direct, operating, general and administrative expenses continue, reducing the likelihood of cash distributions. Continued operations also mean continuation of the additional costs incurred by the limited partners, including the costs associated with inclusion of information from the Schedule K-1 relating to the Partnership in their personal income tax returns. Termination of the Partnership will allow preparation of final tax returns.

                       THE GENERAL PARTNER RECOMMENDS THAT
                     LIMITED PARTNERS VOTE FOR THE PROPOSAL.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following summarizes the material federal income tax consequences to the limited partners if the Proposal to sell and liquidate the Partnership is approved. This discussion is not based upon an opinion of counsel and it is possible that different results than those described may occur. Statements of legal conclusions regarding tax consequences are based upon relevant provisions of the Internal Revenue Code of 1986, as amended, the "Code", Treasury Regulations in effect on the date hereof, reported judicial decisions, published positions of the IRS, further assumptions that the Partnership constitutes a partnership for federal tax purposes, and that the Partnership will be liquidated as described herein. The laws, regulations, administrative rulings and judicial decisions which form the basis for conclusions regarding the tax consequences described herein are complex, are subject to prospective or retroactive change at any time, and any change may adversely affect the limited partners.

     This summary does not describe all the tax aspects which may affect limited partners because the tax consequences may vary depending upon the individual circumstances of a limited partner. It is directed to the limited partners that are the original purchasers of the interests and hold interests as "capital assets," generally, property held for investment. Each limited partner that is a corporation, trust, estate, tax-exempt entity or other partnership is strongly encouraged to consult its own tax advisor as to the rules which are specifically applicable to it. This summary does not address foreign, state or local tax consequences, and is inapplicable to nonresident aliens, foreign corporations, debtors under the jurisdiction of a court in a case under federal bankruptcy laws or in a receivership, foreclosure or similar proceeding, or an investment company, financial institution or insurance company.

TAXABLE GAIN OR LOSS UPON SALE OF PROGRAMMING ASSETS

     A limited partner will realize and recognize gain or loss, or a combination of both, on the Partnership's sale of its programming assets prior to liquidation. The amount of gain realized with respect to each programming asset, or related asset, will be an amount equal to the excess of the amount realized by the Partnership and allocated to the limited partner, for example, cash or consideration received, over the limited partner's adjusted tax basis for such programming asset. Conversely, the amount of loss realized with respect to each programming asset or related asset will be an amount equal to the excess of the limited partner's tax basis over the amount realized by the Partnership for such programming asset and allocated to the limited partner. It is projected that net taxable gain will be realized upon the sale of Partnership programming assets and that such gain will be allocated among the limited partners in accordance with the limited partnership agreement. The limited partnership agreement includes an allocation provision that requires allocations pursuant to a liquidation be made among partners in a fashion that equalizes capital accounts of the partners so that the amount in each partner's capital account will reflect such partner's sharing ratio of income and loss. The extent to which capital accounts can be equalized, however, is limited by the amount of gain and loss available to be allocated.

     Realized gains and losses generally must be recognized and reported in the year the sale occurs. Accordingly, each limited partner will realize and recognize his or her allocable share of gains and losses in his tax year within which the Partnership programming assets are sold. Each limited partner's recognized allocable share of the net partnership Section 1231 gains or losses must be netted with that limited partner's individual Section 1231 gains and losses recognized during the year in order to determine the character of such net gains or net losses under Section 1231. Net gains will be treated as capital gains except to the extent recharacterized as ordinary income due to recapture and net losses will be treated as ordinary losses. IT IS ANTICIPATED THAT ALL GAINS ON THE SALE OF THE FILM RIGHTS WILL BE TREATED AS ORDINARY INCOME DUE TO THE DEPRECIATION RECAPTURE PROVISION OF SECTION 1245 OF THE CODE.

LIQUIDATION OF THE PARTNERSHIP

     After the sale of its Film Rights, the Partnership's assets will consist solely of any net remaining after payment of the Partnership's obligations. Any such cash will be distribute to the partners in liquidation. The Partnership will not realize gain or loss upon such distribution of cash to its partners in liquidation. If the amount of cash distributed to a limited partner in liquidation is less than such limited partner's adjusted tax basis in his or her interests, the limited partner will realize and recognize a capital loss to the extent of the excess. If the amount of cash distributed is greater than such limited partner's adjusted tax basis in his or her interests, the limited partner will recognize a capital gain to the extent of the excess.

CAPITAL GAINS TAX

     Net long-term capital gains of individuals, trusts and estates generally will be taxed at a maximum rate of 20%, while ordinarily income, including income from the recapture of depreciation, will be taxed at a maximum rate of 36% or 39.6%, depending on the taxpayer's taxable income. The amount of net capital losses that can be utilized to offset ordinary income will be limited to the sum of net capital gains from other sources recognized by the limited partner during the tax year, plus $3,000, or $1,500, in the case of a married individual filing a separate return. The excess amount of such net long-term capital loss may be carried forward and utilized in subsequent years subject to the same limitations. Corporations are taxed on net long-term capital gains at their ordinary Section 11 rates and are allowed to carry net capital losses back three years and forward five years. Section 1231 net losses can be fully utilized to offset ordinary income.

PASSIVE LOSS LIMITATIONS

     Limited partners that are individuals, trusts, estates, or personal service corporations are subject to the passive activity loss limitations rules that were enacted as part of the Tax Reform Act of 1986. Generally, losses from a passive activity can only be deducted to the extent of income from other passive activities.

     A limited partner's allocable share of partnership income, gain, loss, and deduction is treated as derived from a passive activity, except to the extent of partnership portfolio income, which includes interest, dividends, royalty income and gains from the sale of property held for investment purposes. A limited partner's allocable share of any gain realized on sale of Partnership assets (other than gain from the sale of portfolio investments) will be characterized as passive activity income that may be offset by passive activity losses from other passive activity investments. Moreover, because the sale of all of the Partnership's assets will terminate the limited partner's interest in the passive activity, a limited partner's allocable share of any loss (i) previously realized as a limited partner in the Partnership and suspended because of its passive characterization, (ii) realized on the liquidating sale of partnership assets, or (iii) realized by the limited partner upon liquidation of his or her partnership interest, will not be characterized as losses from a passive activity.

     Through December 31, 2000, the passive activity losses from inception of the Partnership are approximately $108 per $500 limited partner interest. These losses can be deducted on disposition of the Film Rights if they have not previously been utilized by the limited partners.

     THE FOREGOING DISCUSSION IS INTENDED TO BE A SUMMARY OF THE MATERIAL INCOME TAX CONSIDERATIONS OF THE SALE OF PARTNERSHIP ASSETS AND LIQUIDATION. EACH LIMITED PARTNER SHOULD CONSULT ITS OWN TAX ADVISOR CONCERNING ITS PARTICULAR TAX CIRCUMSTANCES AND THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES TO IT OF THE SALE OF PARTNERSHIP ASSETS AND THE LIQUIDATION OF THE PARTNERSHIP.

                               DOCUMENTS INCLUDED

     Included with this proxy statement are the following documents:

     o The Partnership's Annual Report on Form 10-K for the year ended December 31, 2000.

     o The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.


                           FORWARD-LOOKING STATEMENTS

     Some of the information included in this proxy statement, any attachments and the documents incorporated by reference contain forward-looking statements. Forward-looking statements use forward-looking terms such as "believe," "expect," "may," "intend," "will," "project," "should" or "anticipate" or other similar words. These statements discuss "forward-looking" information such as:

     o    future net revenues from film distribution;

     o    future cash distributions to investors in the Partnership; and

     o amounts or ranges of net proceeds from sales of the Partnership's assets.

     Other factors that could cause actual results to differ materially from those anticipated are discussed in the Partnership's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.

     When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this proxy statement, any attachment and the documents incorporated by reference. The Partnership will not update these forward-looking statements unless the securities laws require an updating.

                                  OTHER MATTERS

INCORPORATION BY REFERENCE

     All subsequent documents filed by the Partnership prior to the vote pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 are hereby incorporated by reference.


                                        JONES ENTERTAINMENT GROUP, LTD.
                                        as General Partner of the Partnership


                                        --------------------------------------
                                        Lorri Ellis
                                        Secretary

                                  FORM OF PROXY
                      JONES PROGRAMMING PARTNERS 1-A, LTD.

                               **VOTING OPTIONS**
                            YOU MAY VOTE BY TELEPHONE
               (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY
                         MAIL IN THE ENCLOSED ENVELOPE)

If voting by proxy, you may vote either by mail, fax or telephone. Your telephone vote authorizes the named proxies to vote your interests in the same manner as if you marked, signed and returned your proxy card by mail. To vote by telephone, please read the accompanying proxy statement and then follow these steps:

TO VOTE BY PHONE:   CALL TOLL FREE 1-866-227-8683 ANY TIME ON A TOUCH-TONE
                    TELEPHONE.

                    THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL-FREE NUMBER.

                    Enter the 10-digit pin number located below.

                    To vote YES on the Proposal, as the General Partner recommends, PRESS 1.

                    To vote AGAINST the Proposal PRESS 2.

                    To ABSTAIN on the Proposal PRESS 3.

          If you vote by telephone, please DO NOT mail back the proxy.

                              THANK YOU FOR VOTING!


                                                               /               /
                                                                PIN NUMBER FOR
                                                               TELEPHONIC VOTING

                             FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                 THIS PROXY IS SOLICITED BY THE GENERAL PARTNER
                   FOR A SPECIAL VOTE OF THE LIMITED PARTNERS
                               OF THE PARTNERSHIP

     The undersigned hereby appoints Timothy J. Burke and Lorri Ellis as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designed herein, all limited partnership interests of JONES PROGRAMMING PARTNERS 1-A, LTD. held of record by the undersigned on July 26, 2001 for a special vote of limited partners.

THE GENERAL PARTNER RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM:

1) The adoption of a proposal for the sale of substantially all of the assets of the Partnership and the dissolution and liquidation of the Partnership. (Note: The asset sale and subsequent dissolution and liquidation of the Partnership comprise a single proposal, and a vote in favor of the proposal will constitute a vote in favor of each of these matters.)

               / / FOR          / / AGAINST          / / ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE PROPOSAL.


                          (TO BE SIGNED ON OTHER SIDE.)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                        ----------------------------------------
                                        Date

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                              (Signature if held jointly)

                                        Please sign exactly as your name appears at the left. When partnership interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                 YOU MAY FAX YOUR SIGNED PROXY TO 214-887-7198.

                                    FORM 10-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
For the fiscal year ended December 31, 2000

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transition period from      ______ to ______

Commission file number:    0-19075

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         COLORADO                                        84-1088820
--------------------------                    ---------------------------------
(State of Organization)                       (IRS Employer Identification No.)

9697 E. MINERAL AVENUE, ENGLEWOOD, COLORADO 80112              (303) 792-3111
-------------------------------------------------              --------------
(Address of principal executive office and Zip Code)      (Registrant's telephone no.
                                                              including area code)

        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act:
                         Limited Partnership Interests

Indicate by check mark whether the registrant, (1) has filed all reports required to be filed by Section 13 or l5(d) of the Securities Exchange Act of l934 during the preceding l2 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:
                           Yes      X             No
                                 -------          -------

Aggregate market value of the voting stock held by non-affiliates of the registrant: N/A

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss.229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K
or any amendment to this Form 10-K.     X
                                     -------


                    DOCUMENTS INCORPORATED BY REFERENCE: None

         Information contained in this Form 10-K Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 10-K Report that address activities, events or developments that the General Partner or the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based upon certain assumptions and are subject to a number of risks and uncertainties. Actual results could differ materially from the results predicted by these forward-looking statements.

                                     PART I.

                                ITEM 1. BUSINESS

         Jones Programming Partners 1-A, Ltd. (the "Partnership") is a Colorado limited partnership that was formed in April 1989 pursuant to the public offering of limited partnership interests in the Jones Programming Partners Limited Partnership Program. Jones Entertainment Group, Ltd. is the general partner of the Partnership (the "General Partner"). The Partnership was formed to acquire, develop and own rights to produce and license original programming. All the Partnership's films are subject to a variety of license agreements for various markets. Some of these agreements will last beyond the year 2001. The General Partner charges the Partnership for certain direct costs incurred on the Partnership's behalf. See further discussion of such costs charged to the Partnership by the General Partner in ITEM 8, FINANCIAL STATEMENTS, NOTE 4. As of December 31, 2000, the Partnership had three programming properties: "The Little Kidnappers," "The Story Lady" and "Curacao." It is not anticipated that the Partnership will invest in any additional programming, but instead will focus on the distribution and/or sale of its existing programming. Following is a description of the Partnership's programming.

THE LITTLE KIDNAPPERS

         In January 1990, the General Partner, on behalf of the Partnership, entered into an agreement with Jones Maple Leaf Productions to produce a full-length made-for-television film entitled "The Little Kidnappers." The total film cost was approximately $3,200,000. Of this amount, the Partnership invested approximately $2,794,000, which included a production and overhead fee of $300,000 paid to the General Partner. In March 1999, the Partnership fully amortized its net investment in this film. From inception to December 31, 2000, the Partnership has recognized approximately $3,003,000 of revenue from this film, which includes the initial license fees of approximately $1,365,000 from The Disney Channel and the Canadian Broadcasting Corporation, which were used to help finance the film's production.

THE STORY LADY

         In April 1991, the General Partner, on behalf of the Partnership, entered into an agreement with NBC Productions, Inc. ("NBCP") for the production of a full-length, made-for-television film entitled "The Story Lady." The total cost of the film was approximately $4,300,000. Of this amount, the Partnership invested approximately $1,183,000 in return for certain distribution rights to this film. Included in the total amount invested is a production and overhead fee of $120,000 paid to the General Partner. In December 1995, the Partnership fully amortized its net investment in this film. From inception to December 31, 2000, the Partnership has recognized approximately $2,299,000 of revenue from this film.

         The Partnership has an agreement with NBCP to distribute "The Story Lady" in foreign markets. Under this agreement, the Partnership paid $1,000,000 for all the distribution rights to "The Story Lady" except for NBC network exhibition and certain other rights. The Partnership licensed back the foreign rights to NBCP for an eight year term (which expired at the end of 1999 and has been extended on a month to month basis) and the Partnership retained domestic distribution rights, principally home video, non-network free television, pay television, and non-theatrical.

         The Partnership and NBCP revenues are pooled and are to be paid to the parties until each receives its original investment plus interest (the "unrecouped amount"). The Partnership is fully recouped. In September 1999, NBCP first claimed that it had mistakenly not taken the full amount of its distribution fees, and was entitled to an additional amount of approximately $200,000. The Partnership does not believe that NBCP is entitled to the distribution fees that it claims.

         As of December 31, 2000, NBCP reported that it had not recouped approximately $469,000 of its original investment, plus interest. While the Partnership disputes whether NBCP is entitled to recover its entire claimed unrecouped amount under the agreement, an unfavorable outcome to the Partnership would make it unlikely that the Partnership will receive income from this film in the near future, or at all. Through December 31, 2000, the Partnership had received approximately $190,000 from distributors which was not applied to NBCP's unrecouped amount. As of December 31, 2000, the Partnership had reported this amount as an accrued liability. There is no assurance regarding the favorable resolution of this matter. The Partnership does not have the funds to make such payment, nor is it likely that the Partnership could borrow the necessary funds. Any proceeds from the sale of the Partnership's programming interests will likely have to be applied to some or all of the amounts claimed by NBCP.

CURACAO

         In October 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Showtime Networks, Inc. ("Showtime") for the production of a full-length, made-for-television film entitled "Curacao." The total production cost of the film incurred by the Partnership was approximately $4,410,000. In addition to the costs of production, the Partnership paid the General Partner $500,000 as a production and overhead fee for services rendered in connection with arranging the Showtime presale and supervising production of this picture. In December 1999, the Partnership fully amortized its net investment in this film. From inception to December 31, 2000, the Partnership has recognized approximately $4,062,000 of revenue from this film, which includes the initial license fee and home video advance from Showtime of $2,650,000, which was used to finance the film's production.


GENERAL MATTERS

         The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. See further discussion of the Partnership's distribution efforts concerning these films in ITEM 7, MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. None of the Partnership's films are presently generating any significant revenue. There is no assurance that the Partnership will be successful in obtaining a buyer or buyers for the assets of the Partnership or that the terms or conditions of any sale will be favorable to the Partnership. Many of the factors set forth below which affect the distribution of the films will also affect the saleability of the films themselves. If efforts to sell the Partnership's assets are not successful, the Partnership will continue to seek distribution for its films. The Partnership has obtained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

         The Partnership has encountered intense competition in connection with its attempts to distribute its programming. There is competition within the television programming industry for exhibition time on cable television networks, broadcast networks and independent television stations. Acceptance of the programming in certain distribution media may be limited and the programming will compete with other types of television programming in all domestic and international distribution media and markets. The age and technical specifications of the Partnership's programming may also limit distribution in certain international and domestic markets. The success of programming is also dependent in part on public taste, which is unpredictable and susceptible to change. In international markets, the Partnership has, in the past, and may again encounter additional risks, such as foreign currency rate fluctuations, compliance and regulatory requirements, differences in tax laws, and economic and political environments.

         The Partnership's films have been distributed in a number of markets. It is not known whether the Partnership can successfully exploit any of its films in these or other markets in the future. There can be no assurance that the distribution efforts made by the Partnership, the General Partner or unaffiliated parties on behalf of the Partnership for its programming will be successful.

                               ITEM 2. PROPERTIES

         SEE ITEM 1.

                            ITEM 3. LEGAL PROCEEDINGS

         None.

           ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None.

                                    PART II.

                ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK
                       AND RELATED SECURITY HOLDER MATTERS

         While the Partnership is publicly held, there is no public market for the limited partnership interests and it is not expected that such a market will develop in the future. As of February 28, 2001, the number of equity security holders in the Partnership was 832.

                         ITEM 6. SELECTED FINANCIAL DATA


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------------
                                             1996           1997            1998          1999          2000
                                        -------------- --------------  ---------------------------- ---------------
Gross revenues                          $  211,669     $  222,714      $  195,717     $   9,077    $    27,273
Costs of filmed entertainment              107,418         93,983          11,546         6,027             -
Distribution fees and expenses              58,229         98,471         196,695       119,104         15,463
Loss from write-down of
  film production cost                     656,744              -              -         58,946             -
Operating, general and administrative
  expenses                                  62,499         94,162         115,247        61,810         43,239
Operating loss                            (673,221)       (63,902)       (127,771)     (236,810)       (31,429)
Net loss                                  (654,916)       (54,372)       (117,496)     (237,119)       (25,626)
Net loss per limited partnership unit       (50.88)         (4.22)          (9.13)       (18.42)         (1.99)
Weighted average number of limited
  partnership units outstanding             12,743         12,743          12,743        12,743         12,743
General partner's deficit                  (49,284)       (49,828)        (52,612)      (54,983)       (55,239)
Limited partners' capital (deficit)        517,422        463,594         187,985       (46,763)       (72,133)
Total assets                               657,221        442,164         265,317        90,254         72,725
General partner advances                    15,600          8,303          11,045        10,273          1,973


                 ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion of the Partnership's financial condition and results of operations contains, in addition to historical information, forward-looking statements that are based upon certain assumptions and are subject to a number of risks and uncertainties. The Partnership's actual results may differ significantly from the results predicted in such forward-looking statements.

                              RESULTS OF OPERATIONS

2000 COMPARED TO 1999

Revenues of the Partnership increased $18,196, from $9,077 in 1999 to $27,273 in 2000. This increase was primarily the result of revenue collection efforts made by the General Partner with respect to "Curacao". Revenue from "Curacao" was $3,703 in 1999 as compared to $26,807 in 2000. International and domestic sales of "The Little Kidnappers" and "The Story Lady" decreased, resulting in Partnership revenue of $4,455 and $919, respectively, in 1999 compared to $469 and $0, respectively, in 2000. "The Story Lady" was actively being distributed in 2000, however, due to the unrecouped position of NBCP, the Partnership was not entitled to any of the revenue generated by the film.

Filmed entertainment costs decreased $6,027, from $6,027 in 1999 to $0 in 2000. This decrease was the result of the full amortization of the capitalized production costs relating to "The Little Kidnappers" in March 1999 and to "Curacao" in December 1999. Filmed entertainment costs are amortized over the life of the film in the ratio that current gross revenues bear to anticipated gross revenues.

Distribution fees and expenses decreased $103,641, from $119,104 in 1999 to $15,463 in 2000. This decrease was due primarily to the Partnership recording $119,081 in royalties owed NBCP for the "Story Lady" in 1999 compared to $15,000 in 2000. These distribution fees and expenses relate to the compensation due and costs incurred by distributors in selling the Partnership's programming in the domestic and international markets. The timing and amount of distribution fees and expenses vary depending upon the individual market in which programming is distributed.

The Partnership did not have a loss on write-down of film production in 2000. The loss from the write-down of film production of $58,946 in 1999, was the result of a full write-down of the Partnership's net investment in

"Curacao", as of December 31, 1999. As of December 31, 1999, the Partnership had expensed all costs related to the production of each of its three films.

Operating, general and administrative expenses decreased $18,571, from $61,810 in 1999 to $43,239 in 2000. This decrease was due primarily to the Partnership writing off an outstanding receivable of $26,129 in 1999. A similar write off did not occur in 2000. This decrease was partially offset by an increase in legal expenses related to the potential sale of the Partnership's assets.

Interest income increased $2,466, from $3,337 in 1999 to $5,803 in 2000. This increase in interest income was the result of higher interest rates and higher levels of invested cash balances during 2000 compared to 1999.

Limited Partners' net loss per partnership unit decreased $16.43, from $(18.42) in 1999 to $(1.99) in 2000. This change was due to the results of operations as discussed above.


1999 COMPARED TO 1998

Revenues of the Partnership decreased $186,640, from $195,717 in 1998 to $9,077 in 1999. This decrease was due primarily to a decrease in domestic and international sales of "The Little Kidnappers" and "The Story Lady," which were $12,354 and $183,324, respectively, for 1998 as compared to $4,455 and $919, respectively, in 1999. International sales of "Curacao" increased $3,664, from $39 in 1998 to $3,703 in 1999.

Filmed entertainment costs decreased $5,519, from $11,546 in 1998 to $6,027 in 1999. This decrease resulted primarily from the decrease in Partnership revenues and the full amortization in March 1999 of the "Little Kidnappers". Filmed entertainment costs are amortized over the life of the film in the ratio that current gross revenues bear to anticipated gross revenues.

Distribution fees and expenses decreased $77,591, from $196,695 in 1998 to $119,104 in 1999. This decrease was due primarily to royalties that became due to artisan guilds in 1998 related to "Story Lady" and the decrease in revenues received from the three films. These distribution fees and expenses relate to the compensation due and costs incurred by distributors in selling the Partnership's programming in the domestic and international markets. The timing and amount of distribution fees and expenses vary depending upon the individual market in which programming is distributed.

Loss on write-down of film production of $58,946 in 1999, was the result of a full write-down of the Partnership's net investment in "Curacao", as of December 31, 1999. No such write-down was taken in 1998. As of December 31, 1999, the Partnership had expensed all costs related to the production of films.

Operating, general and administrative expenses decreased $53,437, from $115,247 in 1998 to $61,810 in 1999. This decrease was due primarily to an allowance of $80,300 made during 1998 related to the potential uncollectibility of an outstanding international income receivable.

Interest income decreased $6,198, from $9,535 in 1998 to $3,337 in 1999. This decrease in interest income was the result of lower average levels of invested cash balances existing during 1999 as compared to 1998.

Limited Partners' net income per partnership unit changed $(9.29), from $(9.13) in 1998 to $(18.42) in 1999. This change was due to the results of operations as discussed above.


                               FINANCIAL CONDITION

LIQUIDITY AND CAPITAL RESOURCES

The Partnership's principal sources of liquidity are cash on hand and amounts received from the domestic and international distribution of the Partnership's programming. The Partnership had approximately $73,000 in cash as of December 31, 2000. The Partnership will not invest in any additional programming projects, but instead will focus on the distribution and/or sale of its three existing films.

The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. The General Partner has no obligation to purchase any assets of the Partnership, nor is it anticipated that the General Partner will purchase any of such assets.

The Partnership will retain a certain level of working capital, including any necessary reserves, to fund its operating activities. It is anticipated that any future distributions will only be made from proceeds received from the sale of the Partnership's assets. There is no assurance regarding the timing or amount of any future distributions.

The General Partner has initiated sales efforts but cannot predict at this time when or at what price the Partnership's interests in its programming ultimately will be sold. The films may be sold as a group or on a one by one basis, in the judgement of the General Partner. Any direct costs incurred by the General Partner on behalf of the Partnership in soliciting and arranging for the sale, or sales, of the Partnership's programming projects will be charged to the Partnership. The Partnership does not have the funds necessary to pay NBCP its claimed unrecouped costs involved with "The Story Lady" and even if the Partnership is successful in finding a buyer or buyers for all of its property, the proceeds may not be sufficient to allow for any distributions to the Partners. It is probable that the distributions of the proceeds from the sales of the Partnership's programming projects, if any, together with all prior distributions paid to the limited partners, will return to the limited partners less than 75% of their initial capital contributions to the Partnership. The Partnership has obtained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

The General Partner believes that the Partnership has, and will continue to have, sufficient liquidity to fund its ongoing operations and to meet its obligations so long as quarterly distributions are suspended and provided the Partnership is able to reach a satisfactory resolution with respect to the claims made by NBCP. However, there can be no assurance that such a resolution can be achieved. The General Partner does not anticipate cash flow from the films to increase significantly in the future. The lack of significant cash flow presently being generated by the Partnership's films may negatively effect the ultimate sales price of the films.

                ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES
                               ABOUT MARKET RISK.

         The Partnership does not hold any financial instruments which present significant interest or market risk.

                          ITEM 8. FINANCIAL STATEMENTS


                      JONES PROGRAMMING PARTNERS 1-A, LTD.

                              FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1999 AND 2000

                                      INDEX


                                                                            PAGE
                                                                         -----------
Report of Independent Public Accountants                                        9

Statements of Financial Position                                               10

Statements of Operations                                                       11

Statements of Partners' Capital (Deficit)                                      12

Statements of Cash Flows                                                       13

Notes to Financial Statements                                                  14

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Jones Programming Partners 1-A, Ltd.:


We have audited the accompanying statements of financial position of Jones Programming Partners 1-A, Ltd. (a Colorado limited partnership) as of December 31, 1999 and 2000, and the related statements of operations, partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the General Partner's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jones Programming Partners 1-A, Ltd. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.




                                           ARTHUR ANDERSEN LLP




Denver, Colorado,
  March 2, 2001.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                        STATEMENTS OF FINANCIAL POSITION


                                                                                         DECEMBER 31,
                                                                           -------------------------------------
                                                                                1999                      2000
                                                                           ------------             ------------
                        ASSETS

CASH AND CASH EQUIVALENTS (Note 2)                                         $     86,626             $     72,725

RECEIVABLES:
  International income receivable                                                   156                        -
  Domestic income receivable                                                      3,472                        -

INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION,
    net of accumulated amortization of $8,887,206
    and $8,887,206 as of December 31, 1999 and
    2000, respectively (Notes 2 and 5)                                               -                        -
                                                                           ------------             ------------


                  Total assets                                             $     90,254             $     72,725
                                                                            ===========              ===========


         LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES:
  Accounts payable to affiliates                                           $     10,273             $      1,973
  Accrued liabilities                                                           181,727                  198,124
                                                                            -----------              -----------

                  Total liabilities                                             192,000                  200,097
                                                                            -----------              -----------

PARTNERS' CAPITAL (DEFICIT) (Note 3):
  General partner -
    Contributed capital                                                           1,000                    1,000
    Distributions                                                               (42,440)                 (42,440)
    Accumulated deficit                                                         (13,543)                 (13,799)
                                                                            ------------             -----------

                  Total general partner's deficit                               (54,983)                 (55,239)
                                                                            -----------              -----------

  Limited partners -
    Contributed capital
      (12,743 units outstanding as of
      December 31, 1999 and 2000)                                             5,459,327                5,459,327
    Distributions                                                            (4,201,502)              (4,201,502)
    Accumulated deficit                                                      (1,304,588)              (1,329,958)
                                                                            ------------             -----------

                  Total limited partners' deficit                               (46,763)                 (72,133)
                                                                            ------------             ------------

                  Total partners' deficit                                      (101,746)                (127,372)
                                                                            ------------             ------------

                  Total liabilities and partners' deficit                  $     90,254             $     72,725
                                                                            ===========              ===========

   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS



                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------
                                                                 1998         1999         2000
                                                              ---------    ---------    ---------
REVENUES (Notes 2 and 5)                                      $ 195,717    $   9,077    $  27,273

COSTS AND EXPENSES:
  Costs of filmed entertainment (Notes 2 and 5)                  11,546        6,027         --
  Distribution fees and expenses (Note 2)                       196,695      119,104       15,463
  Loss from write-down of film production cost
    (Notes 2 and 5)                                                --         58,946         --
  Operating, general and administrative
    expenses (Note 4)                                           115,247       61,810       43,239
                                                              ---------    ---------    ---------

         Total costs and expenses                               323,488      245,887       58,702
                                                              ---------    ---------    ---------

OPERATING LOSS                                                 (127,771)    (236,810)     (31,429)
                                                              ---------    ---------    ---------

OTHER INCOME (EXPENSE):
  Interest income                                                 9,535        3,337        5,803
  Other income (expense), net                                       740       (3,646)        --
                                                              ---------    ---------    ---------

         Total other income (expense), net                       10,275         (309)       5,803
                                                              ---------    ---------    ---------

NET LOSS                                                      $(117,496)   $(237,119)   $ (25,626)
                                                              =========    =========    =========

ALLOCATION OF NET LOSS:
  General partner                                             $  (1,175)   $  (2,371)   $    (256)
                                                              =========    =========    =========

  Limited partners                                            $(116,321)   $(234,748)   $ (25,370)
                                                              =========    =========    =========

NET LOSS PER LIMITED
  PARTNERSHIP UNIT                                            $   (9.13)   $  (18.42)   $   (1.99)
                                                              =========    =========    =========

WEIGHTED AVERAGE NUMBER OF
LIMITED PARTNERSHIP UNITS
OUTSTANDING                                                      12,743       12,743       12,743
                                                              =========    =========    =========


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                    STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)



                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                            1998                  1999                   2000
                                                       --------------        --------------        -------------
GENERAL PARTNER:
  Balance, beginning of year                           $   (49,828)          $   (52,612)          $   (54,983)
  Distributions                                             (1,609)                    -                     -
  Net loss                                                  (1,175)               (2,371)                 (256)
                                                       -----------           -----------           -----------

  Balance, end of year                                 $   (52,612)          $   (54,983)          $   (55,239)
                                                       ===========           ===========           ===========

LIMITED PARTNERS:
  Balance, beginning of year                           $   463,594           $   187,985           $   (46,763)
  Distributions                                           (159,288)                   -                      -
  Net loss                                                (116,321)             (234,748)              (25,370)
                                                       -----------           -----------           -----------

  Balance, end of year                                 $   187,985           $   (46,763)          $   (72,133)
                                                       ===========           ===========           ===========

TOTAL PARTNERS' CAPITAL (DEFICIT)                      $   135,373           $  (101,746)          $  (127,372)
                                                       ===========           ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS



                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                    -------------------------------------------------

                                                                          1998            1999              2000
                                                                    ---------------   -------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                         $  (117,496)     $  (237,119)      $   (25,626)
    Adjustments to reconcile net loss
        to net cash provided by (used in)
        operating activities:
           Amortization of filmed entertainment costs                     11,546             6,027               -
           Loss from write-down of film production cost                       -             58,946               -
           Decrease in international income receivable                    97,253            25,119              156
           Decrease (increase) in domestic income receivable             (76,122)           77,650            3,472
           Decrease in other assets                                           -              3,275                -
           Net change in amounts due to/from affiliates                    2,742              (772)          (8,300)
           Increase in accrued liabilities                                98,804            62,828           16,397
                                                                      ----------      ------------      -----------

            Net cash provided by (used in) operating activities           16,727           (4,046)          (13,901)
                                                                      ----------      ------------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions to partners                                           (160,897)               -                 -
                                                                      ----------      ------------      -----------

            Net cash used in financing activities                       (160,897)               -                 -
                                                                      ----------      ------------      -----------

DECREASE IN CASH AND CASH EQUIVALENTS                                   (144,170)          (4,046)          (13,901)

CASH AND CASH EQUIVALENTS, beginning of year                             234,842           90,672            86,626
                                                                      ----------      ------------      -----------

CASH AND CASH EQUIVALENTS, end of year                               $    90,672      $    86,626       $    72,725
                                                                     ===========      ===========       ===========


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION AND BUSINESS

     Organized in April 1989, Jones Programming Partners 1-A, Ltd. (the "Partnership") is a limited partnership formed pursuant to the laws of the State of Colorado to engage in the development, production, acquisition, licensing and distribution of original entertainment programming. Jones Entertainment Group, Ltd. is the "General Partner" of the Partnership.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS - The Partnership considers all highly-liquid investments with a maturity when purchased of three months or less to be cash equivalents.

     FILM REVENUE RECOGNITION - The Partnership recognizes revenue in accordance with the provisions of Statement of Financial Accounting Standards No. 139 ("SFAS No. 139") and AICPA Statement of Position No. 00-2 ("SOP 00-2"). Pursuant to SFAS No. 139 and SOP 00-2, revenues from domestic and international licensing agreements for programming are recognized when such amounts are known and the film is available for exhibition or telecast, and when certain other criteria set forth in SFAS No. 139 and SOP 00-2 are met. Advances received for licensing or other purposes prior to exhibition or telecast are deferred and recognized as revenue when the above conditions are met. The adoption of SFAS No. 139 and SOP 00-2 in 2000 did not materially effect the manner in which the Partnership recognizes revenue.

     INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION - Investment in and advances for film production consists of advances to production entities for story rights, production, and film completion costs, and is stated at the lower of cost or estimated net realizable value. In addition, film production and overhead fees payable to the General Partner have been capitalized and included as investment in film production. Film production costs are amortized based upon the individual-film-forecast method. Estimated losses, if any, will be provided for in full when determined by the General Partner (see Note 5.)

     DISTRIBUTION COSTS - Distribution fees and expenses incurred in connection with domestic and international film distribution are recorded at the time that the related licensing fees are recognized as revenue by the Partnership. Similarly, the Partnership expenses film advertising costs related to distribution when the advertising takes place.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)  PARTNERS' CAPITAL (DEFICIT)

     The capitalization of the Partnership is set forth in the accompanying Statements of Partners' Capital (Deficit). No limited partner is or will be obligated to make any additional contributions to the Partnership. The General Partner purchased its interest in the Partnership by contributing $1,000 to Partnership capital.

     Profits, losses and distributions of the Partnership are allocated 99 percent to the limited partners and 1 percent to the General Partner until the limited partners have received distributions equal to 100 percent of their capital contributions plus an annual return thereon of 12 percent, cumulative and non-compounded. Thereafter, profits/losses and distributions will generally be allocated 80 percent to the limited partners and 20 percent to the General Partner. Interest income earned prior to the start of the Partnership's first production was allocated 100 percent to the limited partners. It is probable that the distributions of the proceeds from the sales of the Partnership's programming, if any, together with all prior distributions paid to the limited partners, will return to the limited partners less than 75% of their initial capital contributions to the Partnership.

(4)  TRANSACTIONS WITH AFFILIATES

     The General Partner is entitled to reimbursement from the Partnership for its direct and indirect expenses allocable to the operations of the Partnership, which shall include, but not be limited to, rent, supplies, telephone, travel, legal expenses, accounting expenses, preparation and distribution of reports to investors and salaries of any full or part-time employees. Because the indirect expenses incurred by the General Partner on behalf of the Partnership are immaterial, the General Partner generally does not charge indirect expenses to the Partnership. The General Partner charged $15,442, $10,856, and $9,680 to the Partnership for direct expenses for the years ended December 31, 1998, 1999, and 2000, respectively.

(5)  INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION

     "THE LITTLE KIDNAPPERS"

     In January 1990, the General Partner, on behalf of the Partnership, entered into an agreement with Jones Maple Leaf Productions to produce a full-length feature film for television entitled "The Little Kidnappers." The total film cost was approximately $3,200,000. Of this amount, the Partnership invested approximately $2,794,000, which included a production and overhead fee of $300,000 paid to the General Partner. From inception to December 31, 2000, the Partnership has recognized approximately $3,003,000 of revenue from this film, which includes the initial license fees of approximately $1,365,000 from The Disney Channel and the Canadian Broadcasting Corporation, which were used to finance the film's production.

     In March 1999, the Partnership fully amortized its net investment in this film.

     "THE STORY LADY"

     In April 1991, the General Partner, on behalf of the Partnership, entered into an agreement with NBC Productions, Inc. ("NBCP") for the production of a full-length made-for-television film entitled "The Story Lady." The total cost of the film was approximately $4,300,000. Of this amount, the Partnership invested approximately $1,183,000 in return for worldwide distribution rights to this film, excluding United States and Canadian broadcast television rights. Included in the total amount invested is a production and overhead fee of $120,000 paid to the General Partner. From inception to December 31, 2000, the Partnership has recognized approximately $2,299,000 of revenue from this film. In December 1999, the Partnership wrote off the outstanding receivable of $26,129. This write off is reflected in operating, general and administrative expenses in the accompanying statement of operations.

     In December 1995, the Partnership fully amortized its net investment in this film.

     The Partnership has an agreement with NBCP to distribute "The Story Lady" in foreign markets. Under this agreement, the Partnership paid $1,000,000 for all the distribution rights to "The Story Lady" except for NBC network exhibition and certain other rights. The Partnership licensed back the foreign rights to NBCP for an eight year term (which expired at the end of 1999 and has been extended on a month to month basis) and the Partnership retained domestic distribution rights, principally home video, non-network free television, pay television, and non-theatrical.

     The Partnership and NBCP revenues are pooled and are to be paid to the parties until each receives its original investment plus interest (the "unrecouped amount"). The Partnership is fully recouped. In September 1999, NBCP first claimed that it had mistakenly not taken the full amount of its distribution fees, and was entitled to an additional amount of approximately $200,000. The Partnership does not believe that NBCP is entitled to the distribution fees that it claims.

     As of December 31, 2000, NBCP reported that it had not recouped approximately $469,000 of its original investment, plus interest. Through December 31, 2000, the Partnership had received approximately

     $190,000 from distributors, which was not applied to NBCP's unrecouped amount. As of December 31, 2000, the Partnership had reported this amount as an accrued liability. There is no assurance regarding the favorable resolution of this matter. The Partnership does not have the funds to make such payments, nor is it likely that the Partnership could borrow the necessary funds.

     "CURACAO"

     In October 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Showtime Networks, Inc. ("Showtime") for the production of a full-length, made-for-television film entitled "Curacao." The total production cost of the film was approximately $4,410,000. In addition to the costs of production, the Partnership paid the General Partner $500,000 as a production and overhead fee for services rendered in connection with arranging the Showtime pre-sale and supervising production of this picture. From inception to December 31, 2000, the Partnership has recognized approximately $4,062,000 of revenue from this film, which includes the initial license fee and home video advance from Showtime of $2,650,000 which was used to finance the film's production.

     During the fourth quarter 1999, the General Partner reassessed the anticipated gross revenue remaining from the distribution of "Curacao" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the General Partner that the Partnership's net investment in "Curacao" exceeded the film's estimated net realizable value as of December 31, 1999, resulting in a write down of $58,946.

     These revenue projections were estimated by the General Partner based on the film's prior distribution history, the remaining international and domestic territories available to the film for future television distribution and the General Partner's previous distribution experience with other films.

     In December 1999, after consideration of amortization and write-downs, the Partnership fully amortized its net investment in this film.

(6)  INCOME TAXES

     Income tax provision (benefit) resulting from the Partnership's operations are not reflected in the accompanying financial statements as such amounts accrue directly to the partners. The Federal and state income tax returns of the Partnership are prepared and filed by the General Partner.

     The Partnership's tax returns, the qualification of the Partnership as a limited partnership for tax purposes, and the amount of distributable Partnership income or loss are subject to examination by Federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's tax status or to the Partnership's recorded income or loss, the tax liability of the general and limited partners would be adjusted accordingly.

     The Partnership's only significant book-tax differences between the financial reporting and tax bases of the Partnership's assets and liabilities are associated with: 1) the difference between the amount of film production cost amortization and loss from write-down of film production cost recognized under generally accepted accounting principles and the amount of expense allowed for tax purposes; and 2) the allowance for doubtful accounts which is not yet deductible for tax purposes. Film production cost recognized under accounting principles generally accepted in the United States exceeded (was less than) the amount of expense recognized for tax purposes by approximately $91,300, ($472,400) and $0 for the years ended December 31, 1998, 1999 and 2000, respectively.

              ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

                                    PART III.

           ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The Partnership itself has no officers or directors. Certain information concerning directors and executive officers of the General Partner of the Registrant is set forth below. Each of the directors serves until the next annual meeting of the shareholders of the General Partner and until their successors shall be elected and qualified.

NAME                     AGE        POSITIONS WITH THE GENERAL PARTNER
Glenn R. Jones           71         Chairman of the Board, Chief Executive
                                    Officer and President
Timothy J. Burke         50         Vice President and Director


     Mr. Glenn R. Jones has served as Chairman of the Board of Directors and Chief Executive Officer of the General Partner since its inception and he has served as President of the General Partner since April 1994. Mr. Jones is also the Chairman of the Board of Directors and Chief Executive Officer of the General Partner's principal shareholder, Jones 21st Century, Inc., a subsidiary of Jones International, Ltd. He is also an officer and director of a number of subsidiaries for Jones Media Networks, Ltd. (formerly known as Jones International Networks, Ltd.). For more than five years, until April 1999, Mr. Jones was Chairman of the Board of Directors and Chief Executive Officer of Jones Intercable, Inc., a multiple system cable television operator. In addition, Mr. Jones is a member of the Board and Education Council of the National Alliance of Business. In 1994, Mr. Jones was inducted into Broadcasting and Cable's Hall of Fame. Mr. Jones received a B.S. in Economics from Allegheny College and a J.D. from the University of Colorado School of Law.

     Mr. Timothy J. Burke is Vice President and Director of the General Partner. Mr. Burke is a Group Vice President of Jones International, Ltd. and an officer and/or director of many other Jones International, Ltd. affiliated companies. He has over 24 years of financial experience, and has been employed with Jones for 18 years. Prior to the Jones companies, Mr. Burke was a Tax Manager with Arthur Andersen & Co. He received a B.A. in Accounting and a J.D from the University of Iowa.

                         ITEM 11. EXECUTIVE COMPENSATION

     The Partnership has no employees; however, various personnel are required to operate its business. Such personnel are employed by the General Partner or an affiliate of the General Partner and, pursuant to the terms of the Partnership's limited partnership agreement, the cost of such employment can be charged by the General Partner to the Partnership as a reimbursement item. SEE
ITEM 13.

                ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     As of February 28, 2001, no person or entity owns more than 5 percent of the limited partnership interests in the Partnership, except for Herbert Borbe. Mr. Borbe owns 800 of the 12,743 partnership interests outstanding as of December 31, 2000. Mr. Borbe's address is 1709 134th Avenue S.E., Unit 21, Bellview, Washington 98005. Mr. Borbe is not a director, officer or employee of the General Partner or any of its affiliates.

             ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The General Partner and its affiliates engage in certain transactions with the Partnership as contemplated by the limited partnership agreement of the Partnership. The General Partner believes that the terms of such transactions are generally as favorable as could be obtained by the Partnership from unaffiliated parties. This determination has been made by the General Partner in good faith, but none of the terms were or will be negotiated at arm's-length and there can be no assurance that the terms of such transactions have been or will be as favorable as those that could have been obtained by the Partnership from unaffiliated parties.

                                    PART IV.

    ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

(a)                 THE FOLLOWING DOCUMENTS ARE FILED AS PART OF THIS REPORT:
                    --------------------------------------------------------

         1.         Financial statements

         2.         The following exhibits are filed herewith:

                    4.1      Limited Partnership Agreement.  (1)


                    (1) Incorporated by reference from the Partnership's Annual Report on Form 10-K for year ended December 31, 1989.

(b)                 REPORTS ON FORM 8-K:
                    -------------------

                    None.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     JONES PROGRAMMING PARTNERS 1-A, LTD.,
                                     a Colorado limited partnership
                                     By       Jones Entertainment Group, Ltd.,
                                              its General Partner


                                     By:      /s/ GLENN R. JONES
                                              ----------------------------------
                                              Glenn R. Jones
                                              Chairman of the Board, Chief
                                              Executive Officer
Dated:   March 21, 2001                       and President

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     By:      /s/ GLENN R. JONES
                                              ----------------------------------
                                              Glenn R. Jones
                                              Chairman of the Board, Chief
                                              Executive Officer
                                              and President
Dated:   March 21, 2001                       (Principal Executive Officer)



                                     By:      /s/ TIMOTHY J. BURKE
                                              ----------------------------------
Dated:  March 21, 2001                        Timothy J. Burke

                                    FORM 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

(Mark One)
[x] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2001

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from _______ to _______

Commission File Number: 0-19075


                      JONES PROGRAMMING PARTNERS 1-A, LTD.
               (Exact name of registrant as specified in charter)

       COLORADO                                                  84-1088820
       --------                                                  ----------
(State of organization)                                      (I.R.S. Employer
                                                             Identification No.)

9697 E. MINERAL AVENUE, ENGLEWOOD, COLORADO 80112               (303) 792-3111
--------------------------------------------------              --------------
(Address of principal executive office and Zip Code)    (Registrant's telephone
                                                        no, including area code)

        Securities registered pursuant to Section 12(b) of the Act:  None
           Securities registered pursuant to Section 12(g) of the Act:
                         Limited Partnership Interests

Indicate by check mark whether the registrant (l) has filed all reports required to be filed by Section l3 or l5(d) of the Securities Exchange Act of l934 during the preceding l2 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

             Yes   _X_                                   No  ___

                      JONES PROGRAMMING PARTNERS 1-A, LTD.

                                      INDEX

                                                                        Page
                                                                       Number
                                                                       ------
PART I.  FINANCIAL INFORMATION

         Item 1.  Financial Statements

                  Unaudited Statements of Financial Position
                     December 31, 2000 and March 31, 2001                  3

                  Unaudited Statements of Operations
                     Three Months Ended March 31, 2000 and 2001            4

                  Unaudited Statements of Cash Flows
                     Three Months Ended March 31, 2000 and 2001            5

                  Notes to Unaudited Financial Statements
                     March 31, 2001                                      6-7


         Item 2.  Management's Discussion and Analysis of
                     Financial Condition and Results of Operations       8-9

PART II.  OTHER INFORMATION                                               10

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                   UNAUDITED STATEMENTS OF FINANCIAL POSITION

                                                                                  December 31,           March 31,
                                                                                     2000                  2001
                                                                                 -------------        --------------
                             ASSETS
CASH AND CASH EQUIVALENTS                                                        $      72,725        $       62,595

ACCOUNTS RECEIVABLE                                                                         -                 33,500

INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION,
   net of accumulated amortization of $8,887,206 as of
   December 31, 2000 and March 31, 2001, respectively                                       -                     -
                                                                                 -------------        --------------

                  Total assets                                                   $      72,725        $       96,095
                                                                                 =============        ==============

               LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES:
   Accounts payable to affiliates                                                $       1,973        $       31,902
   Accrued liabilities                                                                 198,124               175,559
                                                                                 -------------        --------------

                  Total liabilities                                                    200,097               207,461
                                                                                 -------------        --------------

PARTNERS' DEFICIT:
   General partner -
     Contributed capital                                                                 1,000                 1,000
     Distributions                                                                     (42,440)              (42,440)
     Accumulated deficit                                                               (13,799)              (13,639)
                                                                                 -------------        --------------

                  Total general partner's deficit                                      (55,239)              (55,079)
                                                                                 -------------        --------------
   Limited partners -
     Contributed capital, net of offering costs
       (12,743 units outstanding as of December 31, 2000
         and March 31, 2001)                                                         5,459,327             5,459,327
     Distributions                                                                  (4,201,502)           (4,201,502)
     Accumulated deficit                                                            (1,329,958)           (1,314,112)
                                                                                 -------------         --------------

                  Total limited partners' deficit                                      (72,133)              (56,287)
                                                                                 -------------         --------------

                  Total partners' deficit                                             (127,372)             (111,366)
                                                                                 -------------         --------------

                  Total liabilities and partners' deficit                        $      72,725        $       96,095
                                                                                 =============        ==============


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                       UNAUDITED STATEMENTS OF OPERATIONS

                                                             For the Three Months
                                                                 Ended March 31,
                                                      -----------------------------------
                                                           2000                 2001
                                                      -------------         -------------
REVENUES                                              $           -         $      34,695

COSTS AND EXPENSES:
   Distribution fees and expenses                                 -                 8,079
   Operating, general and administrative expenses            13,907                11,284
                                                      -------------         -------------

                  Total costs and expenses                   13,907                19,363
                                                      -------------         -------------

OPERATING INCOME (LOSS)                                     (13,907)               15,332
                                                      -------------         -------------

INTEREST INCOME                                               1,143                   674
                                                      -------------         -------------

NET INCOME (LOSS)                                     $     (12,764)        $      16,006
                                                      =============         =============

ALLOCATION OF NET INCOME (LOSS):
   General Partner                                    $        (128)        $         160
                                                      =============         =============

   Limited Partners                                   $     (12,636)        $      15,846
                                                      =============         =============

NET INCOME (LOSS) PER LIMITED
   PARTNERSHIP UNIT                                   $        (.99)        $        1.24
                                                      =============         =============

WEIGHTED AVERAGE NUMBER OF
   LIMITED PARTNERSHIP UNITS
   OUTSTANDING                                               12,743                12,743
                                                      =============         =============


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                       UNAUDITED STATEMENTS OF CASH FLOWS

                                                                                        For the Three Months
                                                                                           Ended March 31,
                                                                                 --------------------------------
                                                                                      2000               2001
                                                                                 --------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                             $     (12,764)      $    16,006
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities
       Net change in assets and liabilities:
         Decrease (increase) in foreign income receivable                                  156           (33,500)
         Decrease in domestic income receivable                                          3,472               -
         Net change in amounts due to affiliates                                        32,335            29,929
         Decrease in accrued liabilities                                                (4,006)          (22,565)
                                                                                 --------------      ------------

         Net cash provided by (used in) operating activities                            19,193           (10,130)
                                                                                 --------------      ------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        19,193           (10,130)

CASH AND CASH EQUIVALENTS, beginning of period                                          86,626            72,725
                                                                                 --------------      ------------

CASH AND CASH EQUIVALENTS, end of period                                         $     105,819       $     62,595
                                                                                 ==============      ============


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

(1)  BASIS OF PRESENTATION

     This Form 10-Q is being filed in conformity with the SEC requirements for unaudited financial statements and does not contain all of the necessary footnote disclosures required for a fair presentation of the Statements of Financial Position and Statements of Operations and Cash Flows in conformity with accounting principles generally accepted in the United States. However, in the opinion of management, this data includes all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of Jones Programming Partners 1-A, Ltd. (the "Partnership") as of December 31, 2000 and March 31, 2001 and its results of operations and its cash flows for the three month periods ended March 31, 2000 and 2001. Results of operations for these periods are not necessarily indicative of results to be expected for the full year.

(2)  TRANSACTIONS WITH AFFILIATED ENTITIES

     Jones Entertainment Group, Ltd. ("General Partner") is entitled to reimbursement from the Partnership for its direct and indirect expenses allocable to the operations of the Partnership, which shall include, but not be limited to, rent, supplies, telephone, travel, legal expenses, accounting expenses, preparation and distribution of reports to investors and salaries of any full or part-time employees. Because the indirect expenses incurred by the General Partner on behalf of the Partnership are immaterial, the General Partner generally does not charge indirect expenses to the Partnership. The General Partner charged direct expenses of $4,681 and $5,847, to the Partnership for the three-month periods ended March 31, 2000 and 2001, respectively.

(3)  INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION

     "THE LITTLE KIDNAPPERS"

     In January 1990, the General Partner, on behalf of the Partnership, entered into an agreement with Jones Maple Leaf Productions to produce a full-length feature film for television entitled "The Little Kidnappers." The total film cost was approximately $3,200,000. Of this amount, the Partnership invested approximately $2,794,000, which includes a production and overhead fee of $300,000 paid to the General Partner. From inception to March 31, 2001, the Partnership has recognized approximately $3,036,000 of revenue from this film, which includes the initial license fees of approximately $1,365,000 from The Disney Channel and the Canadian Broadcasting Corporation, which were used to finance the film's production. In March 1999, the Partnership fully amortized its net investment in this film.

     "THE STORY LADY"

     In April 1991, the General Partner, on behalf of the Partnership, entered into an agreement with NBC Productions, Inc. ("NBCP") for the production of a full-length made-for-television film entitled "The Story Lady." The total cost of the film was approximately $4,300,000. Of this amount, the Partnership invested approximately $1,183,000 in return for worldwide distribution rights to this film, excluding United States and Canadian broadcast television rights. Included in the total amount invested is a production and overhead fee of $120,000 paid to the General Partner. From inception to March 31, 2001, the Partnership has recognized approximately $2,299,000 of revenue from this film. In December 1995, the Partnership fully amortized its net investment in this film.

     The Partnership has an agreement with NBCP to distribute "The Story Lady" in foreign markets. The Partnership licensed back the foreign rights to NBCP for an eight year term (which expired at the end of 1999 and has been extended on a month to month basis) and the Partnership retained domestic distribution rights, principally home video, non-network free television, pay television, and non-theatrical.

     The Partnership and NBCP revenues are pooled and are to be paid to the parties until each receives its original investment plus interest (the "unrecouped amount"). The Partnership is fully recouped. In September 1999, NBCP first claimed that it had mistakenly not taken the full amount of its distribution fees, and was entitled to an additional amount of approximately $200,000. The Partnership does not believe that NBCP is entitled to the distribution fees that it claims.

     As of March 31, 2001, NBCP reported that it had not recouped approximately $170,000 of its original investment in this film and approximately $283,000 in interest thereon. Interest will continue to accrue on this unrecouped balance. Through March 31, 2001, the Partnership had received approximately $174,000 from distributors, which was not applied to NBCP's unrecouped amount. As of March 31, 2001, the Partnership had reported this amount as an accrued liability. There is no assurance regarding the favorable resolution of this matter. The Partnership does not have the funds to make any such payments to NBCP, nor is it likely that the Partnership could borrow the necessary funds.

     "CURACAO"

     In October 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Showtime Networks, Inc. ("Showtime") for the production of a full-length, made-for-television film entitled "Curacao." The total production cost of the film incurred by the Partnership was approximately $4,410,000. In addition to the costs of production, the Partnership paid the General Partner $500,000 as a production and overhead fee for services rendered in connection with arranging the Showtime pre-sale and supervising production of this picture. From inception to March 31, 2001, the Partnership has recognized approximately $4,064,000 of revenue from this film, which includes the initial license fee and home video advance from Showtime of $2,650,000, which was used to finance the film's production.

     In December 1999, after consideration of approximately $3,450,000 in amortization and approximately $960,000 in write-downs, the Partnership fully amortized its net investment in this film.

                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             (A LIMITED PARTNERSHIP)

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                               FINANCIAL CONDITION

LIQUIDITY AND CAPITAL RESOURCES

The Partnership's principal sources of liquidity are cash on hand and amounts received from the domestic and international distribution of the Partnership's programming. As of March 31, 2001, the Partnership had approximately $63,000 in cash. Cash used in operations for the three months ended March 31, 2001 was approximately $10,000. The Partnership will not invest in any additional programming projects, but instead will focus on the distribution and/or sale of its three existing films.

The Partnership will retain a certain level of working capital, including any necessary reserves, to fund its operating activities. It is anticipated that future distributions, if any, will only be made from proceeds received from the sale of the Partnership's assets. There is no assurance regarding the timing or amount of any future distributions.

The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. The General Partner has no obligation to purchase any assets of the Partnership, nor is it anticipated that the General Partner will purchase any of such assets. The General Partner cannot predict when or at what price the Partnership's interests in its programming ultimately will be sold, but has initiated sales efforts. The films may be sold as a group or on an individual basis, in the judgement of the General Partner. The films could also be packaged with the films of an affiliated public limited partnership. Any direct costs incurred by the General Partner on behalf of the Partnership in soliciting and arranging for the sale, or sales, of the Partnership's programming projects will be charged to the Partnership. The Partnership does not have the funds necessary to pay NBCP its claimed fees and unrecouped cost and interest involved with "The Story Lady" and even if the Partnership is successful in finding a buyer or buyers for some or all of its programming, the proceeds may not be sufficient to allow for any distributions to the Partners. It is probable that the distributions of the proceeds from the sales of the Partnership's programming projects, if any, together with all prior distributions paid to the limited partners, will return to the limited partners less than 75% of their initial capital contributions to the Partnership. The Partnership has retained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

The General Partner believes that the Partnership has, and will continue to have, sufficient liquidity to fund its ongoing operations and to meet its obligations so long as quarterly distributions are suspended and provided the Partnership is able to reach a satisfactory resolution with respect to the claims made by NBCP. However, there can be no assurance that such a resolution can be achieved. The General Partner does not anticipate cash flow from the films to increase significantly in the future. The lack of significant cash flow presently being generated by the Partnership's films may negatively effect the ultimate sales price of the films.

                              RESULTS OF OPERATIONS

Revenues of the Partnership increased $34,695, from $0 to $34,695 for the three months ended March 31, 2000 and 2001, respectively. This increase in revenue was the result of royalties received from "Curacao" and distribution revenue recognized for "The Little Kidnappers".

Distribution fees and expenses increased $8,079, from $0 to $8,079 for the three months ended March 31, 2000 and 2001, respectively. This increase was primarily the result of an $8,000 payment made to an unaffiliated company to perform technical work on "The Little Kidnappers", potentially allowing for the film to be redistributed in parts of Europe. Distribution fees and expenses typically relate to the compensation due and costs incurred in connection with selling the Partnership's programming in the domestic and international markets. The timing and amount of distribution fees and expenses vary depending upon the individual market in which programming is distributed.

Operating, general and administrative expenses decreased $2,623, from $13,907 to $11,284 for the three months ended March 31, 2000 and 2001, respectively. This decrease was primarily due to a decrease in legal and accounting expenses during the three months ended March 31, 2001 compared to the same period in 2000.

Interest income decreased $469, from $1,143 to $674 for the three months ended March 31, 2000 and 2001, respectively. This decrease in interest income was primarily the result of lower average levels of invested cash balances and lower interest rates during the first three months of 2001 compared to the same period in 2000.

Limited Partners' net income (loss) per partnership unit changed $2.23, from $(.99) to $1.24 for the three months ended March 31, 2000 and 2001, respectively. This change was due to the result of the operations as discussed above.

                           PART II - OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K.

         a)   Exhibits

              None

         b)   Reports on Form 8-K

              None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  JONES PROGRAMMING PARTNERS 1-A, LTD.
                                  BY:   JONES ENTERTAINMENT GROUP, LTD.
                                           General Partner

                                  By:    /s/ Timothy J. Burke
                                         --------------------------------------
                                           Timothy J. Burke
                                           Vice President

Dated:  May 10, 2001